UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2025

Item 1.	Reports to Stockholders.

(a)

XAI Octagon Floating Rate & Alternative Income Trust

SHAREHOLDER LETTER

March 31, 2025 (Unaudited)

Dear Shareholder:

We thank you for your investment in the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). This report covers the six months ended March 31, 2025 (the “Period”). During the Period, we observed sustained and moderately elevated levels of inflation. We also observed a 0.50% decrease in base interest rates by the U.S. Federal Reserve (the “Fed”). The Consumer Price Index started the Period at 2.4% and ended the Period flat at 2.4%.1 Despite continued economic uncertainty surrounding the path of interest rates and inflation, the U.S. economy remained resilient, as evidenced by strong employment and positive Gross Domestic Product (“GDP”) growth.

During the Period, the U.S. added approximately 1.4 million jobs,2 as measured by nonfarm payroll figures, while the March 2025 unemployment rate stood at a healthy 4.2%.3 Fourth quarter 2024 real GDP increased 2.4% quarter-over-quarter, while the advanced estimate of first quarter 2025 real GDP decreased 0.3% quarter-over-quarter as of May 7, 2025.4 The outcome of the Fed’s monetary policy, its impact on the U.S. economy, and the future path of inflation and employment, should drive subsequent monetary policy action and the level of base interest rates in the U.S. economy. Rate changes continue to be an important consideration with respect to the Trust, as it invests primarily in floating-rate securities including loans, collateralized loan obligation (“CLO”) debt tranches and CLO equity.

Amidst the backdrop of an elevated interest rate environment, the Morningstar LSTA US Leveraged Loan Index (the “Morningstar LLI”) returned 8.70% in 2024— followed by a 0.45% quarterly return in Q1 2025.5 Broadly, the strong performance in the loan market in 2024 was driven by elevated reference rates for the majority of the year, a positive economic outlook providing support for credit fundamentals, strong corporate earnings results, and favorable market technicals. The trailing 12-month default rate for the Morningstar LLI increased slightly to 0.82% as of March 31, 2025, from 0.80% as of September 30, 2024.6

For the Period, the S&P 500 Index, the Bloomberg US Corporate High Yield Bond Index, and the Trust’s benchmark, the Morningstar LSTA US Leveraged Loan 100 Index, generated total returns of -1.07%, 1.17%, and 2.93%, respectively.7

The Trust’s net asset value (“NAV”) decreased during the Period by -8.14% from $6.63 per common share to $6.09 per common share as of March 31, 2025, resulting in a NAV total return (including the reinvestment of distributions) of -1.62%.

During the Period, the Trust declared monthly distributions totaling an aggregated $0.48 per common share. The monthly distribution of $0.077 per common share declared on March 1, 2025, represented an annualized distribution rate of 15.63% based on the Trust’s closing market price of $5.91 per common share on March 31, 2025.

The market price per common share of $5.91 on March 31, 2025, represented a -2.96% discount to the Trust’s NAV of $6.09 per common share. During the Period, the Trust’s common shares traded on average at a 0.69% premium to NAV. From the Trust’s initial public offering on September 27, 2017, through March 31, 2025, the Trust’s common shares have traded on average at a 3.19% premium to NAV.

We continue to seek operational scale by increasing the Trust's common assets. During the Period, the Trust issued an additional 1,848,836 common shares pursuant to an at-the-market (“ATM”) offering program, resulting in $12,634,695 of net proceeds to the Trust. It is important to note that all ATM share sales are executed at a premium to the Trust’s NAV, meaning they are accretive to the Trust’s shareholders. Additionally, $30,000,000 of the Trust’s 6.95% Series I and Series II 2029 Convertible Preferred Shares were converted to common shares in five separate conversions, resulting in the issuance of an additional 4,510,656 common shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn

President

XA Investments LLC

May 15, 2025

[1]	Source: U.S. Bureau of Labor Statistics, “12-month percentage change, Consumer Price Index, all items, not seasonally adjusted.”
[2]	Source: Bloomberg. (May 6, 2025).
[3]	Source: U.S. Bureau of Labor Statistics, “Civilian unemployment rate.”
[4]	Source: U.S. Bureau of Labor Statistics, “Gross Domestic Product, First Quarter 2025 (Advance Estimate).”
[5]	Sources: PitchBook Leveraged Commentary & Data (“PitchBook LCD”), Morningstar LSTA (Loan Syndications and Trading Association) US Leveraged Loan Index. Represents metrics for the Morningstar LSTA US Leveraged Loan Index as of the stated date).
[6]	Source: Pitchbook LCD, LLI Default Rate & Distressed Ratios” (April 1, 2025).
[7]	Source: Bloomberg. See “Index Definitions” in Questions & Answers for additional information).

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2025 (Unaudited)

XA Investments LLC (“XAI”) serves as the investment adviser to the XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”). Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.

Lauren B. Law, Senior Portfolio Manager at Octagon and a member of Octagon’s Investment Committee serves as lead portfolio manager of the Trust. Ms. Law is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Gretchen M. Lam (Chief Executive Officer), Michael B. Nechamkin (Chief Investment Officer and Senior Portfolio Manager), Sean M. Gleason (Portfolio Manager), and Maegan Gallagher (Head of Trading and Capital Markets, Head of Strategic Initiatives).

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. The Trust invests primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. "Managed Assets" means the total assets of the Trust, including assets attributable to the Trust's use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Leveraged loans and CLO debt securities typically use Term Standard Overnight Financing Rate (“SOFR”) as a reference interest rate.

CLOs are a type of structured credit vehicle that typically invests in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month SOFR. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

Describe the market conditions for leveraged loans during the six months ended March 31, 2025, and Octagon’s outlook.

US leveraged loans returned 2.76% during the six months ended March 31, 2025 (the “Period”), as measured by the Morningstar LSTA US Leveraged Loan Index (the “Morningstar LLI”).1 Against a favorable fundamental backdrop and amid exceptionally high investor demand, loans produced a 2.27% return in the fourth quarter of 2024, 1 capping a year of strong performance for the asset class. For the full year 2024, loans posted an 8.95% total return (inclusive of 9.37% of interest return and -0.42% of market value return)—the second highest annual return in eight years,1 outpacing fixed rate assets including high yield bonds (8.20% 2024 annual return), investment grade bonds (2.76% annual return) and 10-year US Treasury bonds (-1.69% annual return). 2

Heavy CLO supply and retail investor demand alike provided strong technical support for the loan market over the Period. New CLO issuance totaled $59.5 billion in the fourth quarter of 2024, amid record-level loan refinancing activity and continued tightening in CLO liability spreads.3 At $202 billion, full-year 2024 CLO formation exceeded the prior annual record set in 2021 ($187 billion).3 Meanwhile, retail investor demand for loans resumed in 2024 following a sustained period of outflows that began when the US Federal Reserve began raising interest rates in May 2022. Retail loan funds recorded $21.4 billion of net inflows in 2024 (driven largely by loan ETFs), compared to -$17.3 billion of outflows in 2023.4 In the context of a higher-for-longer interest rate environment, persistent investor demand, continued loan price appreciation, and a lack of true new issue loan supply (backing mergers, acquisitions and leveraged buyout transactions) drove unprecedented primary activity and spread compression in 2024. For the full year, gross institutional loan volume totaled a record $1.36 trillion.3 Loan repricings and refinancings accounted for a combined 82% of total 2024 supply, as borrowers took advantage of accommodating market conditions to reduce interest expense or extend maturities (or both). Including re-syndicated repricings, nearly $800 billion of institutional term loans were repriced in 2024 (which equates to approximately 60% of all outstanding loans at the start of the year), in turn lowering the borrowing spread by 0.28% (on average). 3

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2025 (Continued) (Unaudited)

The momentum continued into 2025. Amid record monthly retail loan fund inflows in January, the average bid price for the Morningstar LLI rose to a three-year high and the share of loans trading at par or higher reached 84%, propelling another loan repricing wave during the month. 5 Secondary loan prices began to soften in mid-February 2025 as weaker economic data releases, mounting tariff concerns, and a more muted outlook for first quarter earnings introduced market volatility. Loans traded down further in March, as declining consumer confidence and tariff announcements triggered a sharp equity market sell-off. Following monthly returns of 0.69% and 0.11% in January and February, respectively, the Morningstar LLI returned -0.31% in March 2025—the first monthly loss for the asset class since October 2023.1 All told, loans returned 0.48% in the first quarter of 2025, with the quarter’s gain driven entirely by interest income. 5 Loan prices declined sharply in response to President Trump’s Liberation Day tariff announcements on April 2, 2025, though by month-end loans had largely retraced the losses incurred over the first two weeks of April. We actively managed the Trust’s loan portfolio throughout the first quarter and in April 2025 as market conditions shifted and volatility intensified. We focused our trading activity on rotating out of higher rated loans (rated BB) that we considered to be fully valued, and also executed several risk reduction trades.

While retail fund flows reversed course in late February, demand from CLOs (the largest buyers of US leveraged loans) remained steadfast through the end of the first quarter. Gross CLO supply totaled $153 billion in the first quarter of 2025. 5 Loan repricing activity waned in February and March 2025 as the share of loans priced above par declined. For comparison, less than $9 billion of loans were repriced in March 2025, versus $39 billion and $138 billion in February and January 2025, respectively. Several deals underwritten at the end of 2024/early 2025 priced in March 2025, propelling M&A-related loan issuance to over $20 billion (representing a 40% month-over-month increase), bringing first quarter 2025 total loan issuance to $52 billion (a three-year high).5 The increase in loan supply and decline in visible demand shifted the balance toward investors, resulting in improved investment economics for new loans issued in March 2025. Further, new net supply boosted the size of the US leveraged loan market (as measured by the Morningstar LLI) to a record $1.47 trillion as of March 31, 2025.5

Entering 2025, we anticipated flat-to-slightly elevated loan default rates (including debt restricting activity, or “LMEs”) and we have not meaningfully revised our outlook in the wake of the Trump administration’s tariff announcements in early April 2025. The trailing 12-month (“LTM”) conventional default rate (capturing bankruptcies, missed debt payments, etc., excluding LMEs) for the Morningstar LLI was 0.82% as of March 31, 2025 (calculated on a par amount basis), roughly in line with the 0.80% LTM default rate at the start of the Period (as of September 30, 2024). 6 Inclusive of conventional/payment defaults and distressed exchanges, the trailing 12-month dual-track default rate for the Morningstar LLI (calculated on an issuer count basis) was 4.31% as of March 31, 2025, which compares to 4.21% as of September 30, 2024. 6 We do not anticipate a meaningful increase in defaults for the remainder of 2025, however, we recognize that the loan market may see modestly higher LME volume as borrowers proactively engage with lenders to address unsustainable capital structures and constrained liquidity in response to macroeconomic pressures.

While 4Q 2024 and 1Q 2025 corporate earnings results reported thus far generally reflect a continued growth trajectory, forward guidance indicates an uncertain outlook. The Trump Administration’s recent negotiations with trade partners have deescalated the threat of a trade war; though we currently expect a modest slowdown in earnings growth as the economic consequences of the remaining high tariffs and disrupted business plans materialize over the remainder of 2025, we believe the impacts should be more muted than in a recessionary scenario. Tariff-related pressures are likely to drive increased performance dispersion across sectors and individual borrowers, underscoring the importance of credit selection and active risk management. We will continue to actively scrutinize policy changes that may impact the broader economy or the borrowers in the Trust’s portfolio on a sector-specific or idiosyncratic level. Looking ahead, we expect bouts of market volatility as investors assess the risks and impacts of further tariff negotiations, reactionary fiscal and monetary effects, and other/new policy changes. We believe the Trust is well positioned to capitalize on periods of volatility in risk assets that may present attractive buying opportunities.

Describe the current market conditions for the CLO market and Octagon’s outlook.

CLO debt tranches generated healthy returns in the six months ending March 31, 2025 (the “Period”), ranging from 2.69% for AAA rated tranches to 9.96% for B-rated debt, as measured by the J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”).7 Performance was especially strong in 4Q 2024, led by mezzanine CLO debt as steady investor demand and expectations of a higher-for-longer rate environment drove outperformance of higher-coupon tranches. CLO debt tranches continued to perform well into January—again led by more junior segments of the capital structure—before broader economic uncertainty spurred volatility across financial markets in the latter half of 1Q 2025. Investment grade CLO tranches held in relatively well amidst volatility in February and March; for the first quarter, returns were broadly in line across AAA, AA, A, and BBB rated tranches with slight underperformance from BB rated debt and outperformance from the small B rated segment of the market. CLO equity faced multiple headwinds in the Period, as loan market spread compression pressured equity distributions, while equity NAVs declined in tandem with loan prices during the late-quarter sell-off.

Record-setting CLO gross issuance of $165B ($59B of net of resets/refinancings) in 4Q 2024 capped the highest volume year in US CLO market history, with $510B of gross issuance comprised of $202B of new issue, $223B of resets, and $84B of refinancings in 2024.8 Gross supply stayed apace in 1Q 2025 as another $153B of CLOs were issued in the quarter ($49B of new issue, $64B of resets, $41B of refinancings).8 By contrast, net new supply was muted in the Period as CLOs beyond their reinvestment period amortized outstanding tranches and net growth of AAA debt outstanding was negative in the Period.9 Elevated reset & refinancing volumes for much of the Period, fueled by robust demand for CLO securities, drove meaningful interest rate spread compression across the CLO market before spreads drifted wider amidst broader volatility in March; top-tier managers priced AAA CLO tranches at a historically tight level of SOFR plus 1.27% on average in 4Q 2024, and AAA tranches tightened further to an average of SOFR plus 1.14% in 1Q 2025.10,11 The weighted average cost of liabilities across the capital stack for broadly-syndicated loan (“BSL”) (i.e., large, publicly offered loans) CLOs priced in 1Q 2025 reached SOFR plus 1.54%, approximately 0.50% lower than in 1Q 2024.10 Refinancings and resets of CLOs held by the Trust are generally accretive to the Trust; not only do CLO refinancings and resets help to offset the impact of loan repricings and spread compression, CLO resets can also provide an opportunity to improve collateral portfolio quality (in some instances, before pricing a reset, a CLO manager will sell higher priced CCC loans in an effort to reduce portfolio risk, as capital injections from CLO equity holders provide cash to rebuild par loss). Furthermore, CLO resets extend the weighted average reinvestment period of the underlying CLO equity positions in the Trust’s portfolio.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2025 (Continued) (Unaudited)

Volatility in late March and early April slowed the pace of CLO issuance and paused reset and refinancing activity as spreads widened and led some market strategists to revise their fiscal year 2025 forecasts. For example, in early April, J.P. Morgan revised their fiscal year 2025 new CLO issuance projection downward from $180B to $150B, and their projection for year-end CLO AAA spread levels to SOFR plus 1.50% from SOFR plus 1.20%.12 Markets have firmed in recent weeks, however, as loan prices have stabilized and interest rate spreads have begun to tighten in May 2025. Indicative of the ever-changing economic sentiment, J.P. Morgan re-revised their forecast for year-end 2025 CLO AAA spread levels to SOFR plus 1.40% in May 2025.13 While we expect market participants to proceed cautiously given the uncertain outlook, the recent stabilization in loan prices and CLO liabilities may encourage a rebound in supply and we believe that demand for CLO debt and equity remains generally healthy.

The rapid growth of CLO exchange-traded funds (“ETFs”) persisted in the Period and demand from retail channels continues to supplement demand from traditional institutional CLO buyers (i.e., US and Japanese banks, insurance companies, etc.). Aggregate assets under management of CLO ETFs reached $30B as of March 31, 2025, nearly double its measure at September 30, 2024 ($16B).11 Investor appetite for high quality floating-rate investments generated $13B of inflows to AAA-A CLO debt-focused ETFs in the Period and $1B of inflows to mezzanine CLO debt focused ETFs.11 Robust flows were dampened slightly by macro volatility- driven redemptions from mezzanine CLO debt ETFs in March (-$435mm); outflows continued into April, with -$1B redeemed from AAA-A CLO ETFs and -$536mm from mezzanine CLO debt ETFs.11 Importantly, secondary market liquidity held steady amidst March volatility, with 45% of the quarter’s $16B in US CLO bid request volume occurring in March.11 We expect secondary CLO trading volumes to remain elevated given increased market volatility, particularly at the top of the capital structure as CLO ETFs manage flows. Given the experience during March and April, we continue to view the ETF wrapper as a sub-optimal structure for mezzanine CLO debt and equity.

CLO fundamentals remained relatively stable in the period despite persistent ratings agency downgrade activity and emergent volatility within collateral portfolios. Among reinvesting US BSL CLOs, the median S&P CCC allocation declined from 5.4% as of September 30, 2024 to 4.5% as of March 31, 2025, reflecting managers’ efforts to reduce outsized risk allocations via reset transactions, as referenced above.11 The median junior overcollateralization test cushion improved marginally from 4.6% to 4.7% over the same period.11 Tail risks exist throughout the loan market at both the macro level (policy risk, geopolitical conflict) and on a borrower-by-borrower basis, evidenced by the steady volume of liability management transactions in the loan market. We believe that collateral managers should be acutely focused on managing downside risk in the current environment and should endeavor to capitalize upon volatility-driven opportunities to improve CLO metrics.

Sustained spread compression in the loan market continued to act as a headwind for CLO equity distributions in the Period. The median equity distribution for reinvesting CLOs steadily declined from 4.0% in July 2024 to 3.7% in October 2024 and 3.4% in January 2025.14 A preliminary analysis published by Bank of America estimates a median equity distribution of 3.2% in April 2025 for reinvesting deals.15 Tighter loan interest rate spreads remain a drag on CLO equity distributions, though the heightened reset/refinancing activity of CLO liabilities has served to offset a portion of collateral portfolios’ reduced coupon income. While declining rates may weigh on quarterly equity payments, improved credit fundamentals and tighter CLO liability costs should support optionality value for CLO equity. We hold a generally favorable view of CLO equity and CLO debt tranches, which we believe will continue to offer high yields given widening spreads and will provide a positive convexity opportunity in the near-term.

How did the Trust perform for the period?

During the Period, the Trust’s total return based on market price was -6.77% and total return based on net asset value (“NAV”) was -1.69%. NAV return is net of management fees, operating expenses, and all other Trust expenses. All Trust total returns cited whether based on NAV or market price assume the reinvestment of all distributions. As of March 31, 2025, the Trust’s market price of $5.91 represented a discount of 2.96% to its NAV of $6.09. The market value of the Trust’s common shares fluctuates from time to time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

What were the distributions over the period?

During the Period, the Trust paid its monthly distribution of $0.085 per share on October 1, November 1, and December 2. The Trust paid a distribution of $0.077 on December 30, February 3, and March 3. The Trust’s distribution of $0.077 per share declared on March 3, 2025 represented an annualized distribution rate of 15.63% based on the Trust’s closing market price of $5.91 per common share on March 31, 2025. The Trust’s distribution rate is not constant, and the amount of distributions, when and if declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Please see Note 4 of the Notes to the Financial Statements for more information on distributions for the Period.

What influenced the Trust’s performance over the Period?

The Trust generated positive returns across its performing loan, CLO debt, and performing high yield bond portfolio segments during the Period. Performing loans represented the largest contributor to performance, with a net gain of $0.15 per share for the Period, followed by the Trust’s CLO debt investments, which produced a net gain of $0.06 per share. The Trust’s CLO equity segment experienced a net loss of approximately ($0.04) per share for the period; the Trust’s CLO equity positions collected quarterly distribution payments totaling $36,613,907, or $0.50 per share, during the Period, which were offset by market value losses of $21,241,888, or ($0.29) per share. It bears noting that CLO equity pricing can be volatile.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the Morningstar LSTA US Leveraged Loan 100 Index, which returned 2.93% for the Period, the Bloomberg US Corporate High Yield Index, which returned 1.17% for the Period, and the J.P. Morgan BB/B CLO Debt Index, which returned 5.37% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2025 (Continued) (Unaudited)

Discuss the Trust’s secondary market performance and issuance of additional common shares.

During the Period, the Trust issued 1,848,836 common shares pursuant to an at-the-market (“ATM”) offering program resulting in $12,634,695 of net proceeds to the Trust. The ATM program is a form of continuous offering of the Trust’s common shares. The goal of the Trust’s ATM program is to enhance secondary market liquidity for shareholders by increasing the size of the Trust over time and reducing operating expenses per share. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Trust’s NAV per common share. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objective.

The Trust issues common shares pursuant to the ATM program only if the common shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per common share. For the Period, the Trust’s common shares traded at an average 0.69% premium to NAV and had an average daily trading volume of 642,821 common shares. ATM program daily issuance totals depend on the common shares’ average daily trading volume and market price’s relative premium or discount to NAV.

In addition to the ATM program, $30,000,000 of the Trust’s 6.95% Series 2029 Series I and Series II Convertible Preferred Shares were converted to common shares in five separate conversions resulting in the issuance of an additional 1,848,836 common shares.

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. Given the average cost of leverage during the Period of 6.22%, the leverage employed by the Trust is expected to be accretive to income generation. The Trust currently employs leverage through the combination of a bank borrowing facility and preferred shares outstanding. As of March 31, 2025, the amount of outstanding borrowings under the facility was $227,000,000, which represented approximately 29.96% of the Trust’s Managed Assets (including the proceeds from borrowing). As of March 31, 2025, the purchasers of the 6.95% Series 2029 Convertible Preferred Shares and 6.95% Series II 2029 Convertible Preferred Shares represented an aggregate liquidation preference of $35,000,000. The Trust also had 6.50% Series 2026 Preferred Shares outstanding with a total liquidation preference of $39,900,000. Total leverage was $296,900,000 as of March 31, 2025, representing 39.18% of the Trust’s Managed Assets.

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The Trust may utilize leverage, to the maximum extent permitted under the Investment Company Act of 1940, as amended. Because a portion of the Trust’s assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet its regulatory asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions. While leverage may increase the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This change in NAV can create volatility in Trust pricing.

Index Definitions

The Trust is actively managed and does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. Past performance is not a predictor of future market performance. It is not possible to invest directly in an index.

The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg EM country definition, are excluded.

The J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index referenced herein tracks BB-rated CLO debt.

The Morningstar LLI is a market-value weighted index designed to measure the performance of the US leveraged loan market. The index universe comprises syndicated, senior secured, US-dollar denominated leveraged loans covered by PitchBook Leveraged Commentary & Data (“PitchBook LCD”), a Morningstar Company. Loan facilities included in the Morningstar LLI must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR +1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar LLI reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

The Morningstar LSTA US Leveraged Loan 100 Index (the “Morningstar 100”) is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Index constituents are market-value weighted, subject to a single loan facility weight cap of 2%. Loan facilities included in the Morningstar 100 must have a one year (at inception) minimum term, an initial minimum spread of LIBOR/SOFR + 1.25%, and a minimum size of $50mm (initially funded). LSTA/Refinitiv Mark-to-Market Pricing is used to price each loan in the index. LSTA/Refinitiv Mark-to-Market Pricing is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Please note, the performance information presented herein for the Morningstar 100 reflects restated returns for the period June 25, 2022 – February 27, 2023, pursuant to a recent notification issued by PitchBook LCD that a technical error had occurred in the calculation of accrued interest for certain securities dating back to June 25, 2022. Consequently, previous communications reflected overstated returns.

XAI Octagon Floating Rate & Alternative Income Trust

QUESTIONS & ANSWERS

March 31, 2025 (Continued) (Unaudited)

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, exchange-listed closed-end funds often trade at a discount to their NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

There is no guarantee the Trust’s investment objective will be achieved. Exchange-listed closed-end fund shares may frequently trade at a discount or premium to their NAV. CLOs often involve risks that are different from or more acute than risks associated with other types of credit instruments and may be difficult to value or be illiquid. The value of CLOs may decrease if ratings agencies revise their ratings criteria and, as a result, lower the rating of a CLO in which the Trust has invested. Senior loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit quality debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Trust’s potential return and its risks; there is no guarantee a trust’s leverage strategy will be successful. The Trust’s shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Please see “Risks” for more information regarding the Trust’s risks and considerations.

Visit the Trust’s website (www.xainvestments.com/XFLT) for additional information regarding the Trust. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

Paralel Distributors LLC is the distributor for the at-the-market offering of the fund. Paralel is not affiliated with XA Investments LLC or Octagon Credit Investors LLC.

[1]	Sources: Pitchbook Leveraged Commentary & Data (Pitchbook LCD), Morningstar LSTA Leveraged Loan Index. Represents metrics for the Morningstar LSTA Leveraged Loan Index (“Morningstar LLI”) as of the stated date.
[2]	High yield bonds are represented by the ICE/BofA US High Yield Bond Index, investment grade bonds are represented by ICE/BofA US Corporate Index, and 10-year U.S. Treasury Bonds are represented by the ICE BofA Current 10-Year US Treasury Index. Sources: Morningstar/LSTA, Bloomberg.
[3]	Source: Pitchbook LCD, Credit Markets Quarterly Wrap – Fourth quarter, 2024 (January 3, 2025).
[4]	Source: J.P. Morgan North America Credit Research: “Credit Strategy Weekly Update” (May 16, 2025).
[5]	Source: Pitchbook LCD, Credit Markets Quarterly Wrap – First quarter, 2025 (April 1, 2025).
[6]	Source: Pitchbook LCD (March 31, 2025).
[7]	Source: J.P. Morgan Data Query, as of the stated date.
[8]	Source: Pitchbook LCD, “CLO Global Databank” (retrieved from www.lcdcomps.com, March 31, 2025).
[9]	Source: BofA Global Research, “CLO Weekly” (April 4, 2025).
[10]	“Top-tier” denotes managers that have issued 20 or more CLOs between 2011 and 2024.
[11]	Source: BofA Global Research, “CLO Factbook” (April 4, 2025).
[12]	Source: J.P. Morgan Credit Research, “CLO Bad Moon Rising – Revising the Forecast” (April 4, 2025).
[13]	Source: J.P. Morgan North America Credit Research, “CLO Weekly” (May 12, 2025).
[14]	Source: BofA Global Research, “BofA Global Research CLO Equity Data Feb 2025” (March 31, 2025).
[15]	Source: BofA Global Research, “CLO Weekly: Loan Downgrades, CLO Impairments, NAIC Updates & Apr Equity Payments” (April 25, 2025).

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION

March 31, 2025 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2025)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of March 31, 2025)

	Cumulative			Average Annual
	1 Month	3 Month	6 Month	1 Year	3 Years	5 Years	Since Inception (September 27, 2017)
XAI Octagon Floating Rate & Alternative Income Trust - NAV	-3.91%	-4.30%	-1.62%	1.69%	6.90%	19.52%	5.69%
XAI Octagon Floating Rate & Alternative Income Trust - Market Price	-6.46%	-7.69%	-6.77%	-3.40%	2.26%	20.30%	4.96%
Morningstar LSTA US Leveraged Loan 100 Index*	-0.39%	0.45%	2.94%	7.06%	7.14%	7.72%	5.09%

*	The Morningstar LSTA US Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

XAI Octagon Floating Rate & Alternative Income Trust

TRUST PORTFOLIO INFORMATION

March 31, 2025 (Continued) (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Holding	Type
TICP CLO XV Ltd.	Collateralized Loan Obligations Equity	1.68%
Neuberger Berman Loan Advisers CLO 47 Ltd.	Collateralized Loan Obligations Equity	1.19%
Regatta XIX Funding Ltd.	Collateralized Loan Obligations Equity	0.93%
OHA Credit Partners XII Ltd.	Collateralized Loan Obligations Equity	0.90%
Apidos CLO XLVIII Ltd.	Collateralized Loan Obligations Equity	0.89%
Neuberger Berman Loan Advisers CLO 53 Ltd.	Collateralized Loan Obligations Equity	0.85%
Ares LVIII CLO Ltd.	Collateralized Loan Obligations Equity	0.84%
Oaktree CLO 2022-3 Ltd.	Collateralized Loan Obligations Equity	0.84%
Generate CLO 12 Ltd.	Collateralized Loan Obligations Equity	0.81%
RR 25 Ltd.	Collateralized Loan Obligations Equity	0.80%
Total		9.73%

*	Holdings may vary, are subject to change, and exclude Money Market Mutual Funds.

Asset Allocation*	% of Total Investments**
Senior Secured First Lien Loans	48.55%
Collateralized Loan Obligations Equity	39.16%
Collateralized Loan Obligations Debt	10.78%
Corporate Bonds	0.96%
Secured Second Lien Loans	0.31%
Money Market Mutual Funds	0.22%
Common Stocks	0.04%
Rights	0.00%
Warrants	0.00%

*	Holdings may vary and are subject to change.
**	Total may not add up to 100% due to rounding.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT - 17.69%(a)(b)
Anchorage Capital CLO 19 Ltd.	3M SOFR + 7.51%	10/15/2034	$1,000,000	$939,339
Anchorage Capital CLO 20 Ltd.	3M SOFR + 7.00%	01/20/2035	1,500,000	1,462,642
Anchorage Capital CLO 21, Ltd.	3M SOFR + 6.25%	10/20/2034	2,000,000	1,924,744
Apidos CLO XLV Ltd.	3M SOFR + 8.40%	04/26/2036	500,000	501,938
Benefit Street Partners CLO XVII Ltd.	3M SOFR + 6.15%	10/15/2037	1,100,000	1,092,445
Benefit Street Partners CLO XXIII Ltd.	3M SOFR + 7.07%	04/25/2034	1,500,000	1,501,826
Benefit Street Partners CLO XXIX, Ltd.	3M SOFR + 4.60%	01/25/2038	1,750,000	1,688,751
Benefit Street Partners CLO XXV, Ltd.	3M SOFR + 4.60%	01/15/2035	480,000	475,814
Benefit Street Partners CLO XXVIII Ltd.	3M SOFR + 5.40%	10/20/2037	2,000,000	2,000,290
Benefit Street Partners CLO XXXII Ltd.	3M SOFR + 7.35%	10/25/2036	2,400,000	2,435,915
Canyon CLO 2020-2, Ltd.	3M SOFR + 5.75%	10/15/2034	1,500,000	1,492,252
CBAM 2018-8 Ltd.	3M SOFR + 6.37%	07/15/2037	1,000,000	996,947
CIFC Funding 2015-I Ltd.	3M SOFR + 6.26%	01/22/2031	500,000	494,010
CIFC Funding 2018-I Ltd.	3M SOFR + 5.25%	01/18/2038	1,750,000	1,735,026
CIFC Funding 2019-II Ltd.	3M SOFR + 6.85%	04/17/2034	1,500,000	1,503,724
CIFC Funding 2019-III Ltd.	3M SOFR + 5.00%	01/16/2038	2,750,000	2,751,389
CIFC Funding 2019-V Ltd.	3M SOFR + 7.04%	01/15/2035	1,000,000	1,000,477
CIFC Funding 2019-VI Ltd.	3M SOFR + 6.25%	07/16/2037	700,000	700,542
CIFC Funding 2022-I Ltd.	3M SOFR + 6.40%	04/17/2035	2,000,000	2,001,136
CIFC Funding 2022-III Ltd.	3M SOFR + 7.27%	04/21/2035	850,000	852,812
Clover CLO 2021-3 LLC	3M SOFR + 4.90%	01/25/2035	1,000,000	992,112
Elmwood CLO 25 Ltd.	3M SOFR + 5.25%	04/17/2037	2,000,000	2,000,213
Generate CLO Ltd.	3M SOFR + 6.15%	10/22/2037	1,630,000	1,622,907
KKR CLO 60 Ltd.	3M SOFR + 6.10%	01/15/2038	1,325,000	1,317,787
Madison Park Funding LX Ltd.	3M SOFR + 6.50%	10/25/2037	1,250,000	1,256,012
Madison Park Funding LXIII Ltd.	3M SOFR + 8.57%	04/21/2035	1,250,000	1,246,042
Madison Park Funding XLVIII Ltd.	3M SOFR + 6.51%	04/19/2033	1,500,000	1,500,085
Madison Park Funding XXXVII Ltd.	3M SOFR + 6.60%	04/15/2037	750,000	750,849
Magnetite XXIV Ltd.	3M SOFR + 6.40%	04/15/2035	500,000	500,255
Neuberger Berman Loan Advisers CLO 27 Ltd.	3M SOFR + 6.75%	07/15/2038	2,000,000	2,024,349
Neuberger Berman Loan Advisers CLO 32 Ltd.	3M SOFR + 6.36%	01/20/2032	1,500,000	1,501,961
Neuberger Berman Loan Advisers CLO 40 Ltd.	3M SOFR + 6.11%	04/16/2033	1,670,000	1,665,788
Neuberger Berman Loan Advisers CLO 41 Ltd.	3M SOFR + 6.76%	04/15/2034	1,250,000	1,248,653
Neuberger Berman Loan Advisers CLO 47 Ltd.	3M SOFR + 6.25%	04/14/2035	1,000,000	1,000,413
Neuberger Berman Loan Advisers CLO 57 Ltd.	3M SOFR + 5.50%	10/24/2038	1,875,000	1,874,973
Oaktree CLO 2022-3 Ltd.	3M SOFR + 6.50%	10/15/2037	2,000,000	2,007,634
OHA Credit Funding 12 Ltd.	3M SOFR + 8.00%	07/20/2036	2,000,000	2,015,298
OHA Credit Funding 2 Ltd.	3M SOFR + 4.80%	01/21/2038	1,000,000	993,678
OHA Credit Funding 5 Ltd.	3M SOFR + 5.40%	10/18/2037	1,000,000	1,000,491
OHA Credit Funding 7 Ltd.	3M SOFR + 6.25%	02/24/2037	900,000	900,526
OHA Credit Funding 9 Ltd.	3M SOFR + 5.50%	10/19/2037	1,000,000	1,000,008
Rad CLO 10 Ltd.	3M SOFR + 6.11%	04/23/2034	2,000,000	1,979,784
Rad CLO 11 Ltd.	3M SOFR + 6.51%	04/15/2034	1,300,000	1,285,650
Rad CLO 12 Ltd.	3M SOFR + 6.61%	10/30/2034	2,000,000	1,964,604
Rad CLO 4 Ltd.	3M SOFR + 6.50%	04/25/2032	2,300,000	2,306,295
Regatta VII Funding Ltd.	3M SOFR + 6.66%	06/20/2034	1,000,000	991,984
Regatta XII Funding Ltd.	3M SOFR + 6.90%	10/15/2037	1,500,000	1,508,042
Regatta XIX Funding Ltd.	3M SOFR + 6.88%	04/20/2035	750,000	752,021
Regatta XVI Funding Ltd.	3M SOFR + 7.10%	01/15/2033	1,400,000	1,399,994
Regatta XVIII Funding Ltd.	3M SOFR + 4.70%	04/15/2038	2,550,000	2,506,168
Regatta XXII Funding Ltd.	3M SOFR + 6.15%	07/20/2035	1,350,000	1,343,722
Regatta XXIII Funding Ltd.	3M SOFR + 6.96%	01/20/2035	2,750,000	2,746,369
Regatta XXIV Funding Ltd.	3M SOFR + 5.15%	01/20/2038	1,000,000	991,651
RR 19 Ltd.	3M SOFR + 6.76%	10/15/2035	500,000	500,000
RR 19 Ltd.	3M SOFR + 4.70%	04/15/2040	500,000	500,000
Shackleton 2019-XIV CLO Ltd.	3M SOFR + 7.58%	07/20/2034	1,000,000	1,002,232
Sound Point CLO XVIII Ltd.	3M SOFR + 5.76%	01/21/2031	500,000	402,659
Symphony CLO XXI Ltd.	3M SOFR + 6.86%	07/15/2032	1,000,000	969,108
Symphony CLO XXIV Ltd.	3M SOFR + 7.26%	01/23/2032	1,000,000	1,000,161
THL Credit Wind River 2017-1 CLO Ltd.	3M SOFR + 7.32%	04/18/2036	1,500,000	1,408,286
TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT (Cost $81,313,261)				81,530,783

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 64.26%(a)(c)
AIMCO CLO 16 Ltd.	14.54%	07/17/2037	$1,812,000	$1,322,216
ALM 2020 Ltd.(d)	N/A	10/15/2029	5,000,000	45,050
Anchorage Capital CLO 13 LLC	10.57%	04/15/2034	7,000,000	3,049,361
Anchorage Capital CLO 15 Ltd.	15.20%	07/20/2034	1,783,000	905,229
Anchorage Capital CLO 16 Ltd.	9.42%	01/19/2035	3,305,720	1,633,356
Anchorage Capital CLO 18 Ltd.	6.84%	04/15/2034	850,000	320,875
Anchorage Capital CLO 1-R Ltd.(d)	N/A	04/13/2031	4,150,000	70,612
Anchorage Capital CLO 20 Ltd.	11.08%	01/20/2035	1,750,000	793,625
Anchorage Capital CLO 3-R Ltd.(d)	N/A	01/28/2031	1,400,000	23,842
Anchorage Capital CLO 7 Ltd.	24.97%	01/28/2031	1,750,000	543,025
Apidos CLO XLVIII Ltd.	12.07%	07/25/2037	9,000,000	6,761,700
Apidos CLO XXVII	11.47%	07/17/2030	1,300,000	235,144
ARES LI CLO Ltd.	10.31%	07/15/2034	1,699,959	781,641
ARES LI CLO Ltd.	13.64%	10/15/2037	4,378,142	2,013,070
Ares LIX CLO Ltd.	20.62%	04/25/2034	3,500,000	1,933,050
Ares LVIII CLO Ltd.	20.05%	01/15/2035	12,425,000	6,355,388
Ares XLI CLO Ltd.	7.87%	04/15/2034	2,343,500	695,832
ARES XLIV CLO Ltd.	12.90%	04/15/2034	6,288,428	1,423,700
Ballyrock CLO 19 Ltd.	15.50%	04/20/2035	4,200,000	2,002,560
Battalion CLO XV Ltd.	8.18%	01/17/2033	4,500,000	1,833,170
Benefit Street Partners CLO XII-B, Ltd.	17.53%	10/15/2030	4,500,000	3,942,000
Benefit Street Partners CLO XXIII Ltd.	16.84%	04/25/2034	5,000,000	3,359,500
Benefit Street Partners CLO XXV Ltd.	17.06%	01/15/2035	5,250,000	4,370,625
Benefit Street Partners CLO XXVII Ltd.	19.63%	10/20/2037	2,250,000	2,364,525
Benefit Street Partners CLO XXXIV Ltd.	14.54%	07/25/2037	4,700,000	3,471,890
Benefit Street Partners CLO XXXVI Ltd.	16.77%	01/25/2038	2,560,000	2,086,912
Carbone CLO Ltd.	9.99%	01/20/2031	7,850,000	1,406,594
CARLYLE US CLO 2019-4 Ltd.	10.65%	04/15/2035	8,740,000	4,744,072
CARLYLE US CLO 2021-4 Ltd.	12.54%	04/20/2034	1,000,000	578,800
CARLYLE US CLO 2021-5 Ltd.	6.21%	07/20/2034	4,000,000	1,944,000
CARLYLE US CLO 2023-2 Ltd.	11.51%	07/20/2036	4,534,341	4,217,844
CIFC Funding 2017-III Ltd.	9.99%	07/20/2030	1,400,000	413,199
CIFC Funding 2017-V Ltd.	14.28%	07/17/2037	6,500,000	2,512,250
CIFC Funding 2018-I Ltd.	15.91%	04/18/2031	10,250,000	3,920,625
CIFC Funding 2018-III Ltd.	4.43%	07/18/2031	3,000,000	574,557
CIFC Funding 2018-V Ltd.	15.96%	07/15/2038	5,298,000	2,865,688
CIFC Funding 2019-III Ltd.	12.75%	10/16/2034	840,000	665,532
CIFC Funding 2019-V Ltd.	14.64%	01/15/2035	1,000,000	620,900
CIFC Funding 2019-V Ltd.	13.59%	01/15/2035	2,500,000	1,552,250
CIFC Funding 2020-II Ltd.	17.79%	10/20/2034	1,000,000	605,000
CIFC Funding 2020-III Ltd.	13.72%	10/20/2034	150,000	95,520
CIFC Funding 2021-II Ltd.	10.19%	04/15/2034	4,750,000	2,772,575
CIFC Funding 2021-VII Ltd.	12.94%	01/23/2035	1,000,000	634,400
CIFC Funding 2022-IV Ltd.	14.10%	07/16/2035	2,500,000	1,761,000
Clover CLO 2019-1 Ltd.	15.79%	04/18/2035	8,339,200	5,988,380
Clover CLO 2021-3 LLC	15.65%	01/25/2035	5,500,000	4,231,150
Dryden 43 Senior Loan Fund	6.53%	04/20/2034	3,000,000	909,780
Dryden 87 CLO Ltd.	4.94%	05/20/2034	2,000,000	830,200
Dryden 95 CLO Ltd.	5.63%	08/20/2034	1,750,000	793,100
Elmwood CLO 14 Ltd.	13.26%	04/20/2035	10,000,000	5,627,000
Elmwood CLO I Ltd.	14.32%	10/20/2033	6,000,000	3,602,598
Elmwood CLO II Ltd.	18.43%	04/20/2034	6,500,000	3,732,931
Elmwood CLO VII Ltd.	18.95%	01/17/2034	8,350,000	4,962,363
Galaxy 33 CLO Ltd.	16.04%	04/20/2037	2,000,000	1,525,000
Generate CLO 12 Ltd.	10.96%	07/20/2036	8,000,000	6,107,200
Generate CLO 14 Ltd.	12.37%	04/22/2037	8,000,000	5,232,000
Generate CLO 3 Ltd.	9.29%	10/20/2029	7,008,000	2,943,360
Harmony-Peace Park CLO, Ltd.	15.54%	10/20/2037	5,275,000	4,449,990
Invesco CLO 2021-1 Ltd.	10.98%	04/15/2034	3,000,000	1,224,600
Madison Park Funding XVIII Ltd.	9.43%	10/21/2030	4,000,000	927,200
Madison Park Funding XX Ltd.	9.18%	07/27/2030	1,740,000	397,487
Madison Park Funding XX Ltd.	26.52%	10/27/2037	2,172,000	521,497

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Estimated Yield	Maturity Date	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY - 64.26%(a)(c)(Continued)
Madison Park Funding XXIX Ltd.	8.46%	10/18/2047	$4,330,700	$1,656,060
Madison Park Funding XXVIII Ltd.	18.32%	07/15/2030	5,949,336	2,273,241
Madison Park Funding XXXVII Ltd.	13.73%	04/15/2037	6,148,815	3,320,360
Neuberger Berman CLO XXI Ltd.	16.21%	01/20/2039	4,425,109	2,983,851
Neuberger Berman Loan Advisers CLO 47 Ltd.	15.77%	04/14/2035	15,000,000	9,036,000
Neuberger Berman Loan Advisers CLO 50 Ltd.	16.31%	07/23/2036	6,500,000	4,798,300
Neuberger Berman Loan Advisers CLO 53 Ltd.	18.82%	10/24/2037	7,325,000	6,404,834
Neuberger Berman Loan Advisers CLO 54 Ltd.	14.64%	04/23/2038	3,465,000	2,495,493
Neuberger Berman Loan Advisers CLO 55 Ltd.	12.99%	04/22/2038	4,600,000	3,329,940
Niagara Park CLO Ltd.	20.77%	07/17/2032	2,648,000	1,595,420
Niagara Park CLO Ltd.	14.21%	01/17/2038	225,000	201,623
NYACK Park CLO Ltd.	12.28%	10/20/2034	1,000,000	559,476
Oak Hill Credit Partners X-R Ltd.	12.94%	04/20/2034	9,091,692	4,266,731
Oaktree CLO 2019-3, Ltd.	17.61%	10/20/2034	4,000,000	2,444,800
Oaktree CLO 2022-3 Ltd.	14.94%	10/15/2037	10,000,000	6,339,940
OCP CLO 2022-24 Ltd.	14.86%	10/20/2037	7,445,299	4,803,487
OCP CLO 2024-36, Ltd.	15.25%	10/16/2037	4,000,000	3,277,288
OCP CLO 2024-38 Ltd.	14.52%	01/21/2038	5,000,000	3,953,500
OHA Credit Partners XI Ltd.	15.73%	04/20/2037	4,003,000	2,142,806
OHA Credit Partners XII Ltd.	12.31%	04/23/2037	13,537,295	6,840,314
OHA Credit Partners XIII Ltd.	19.30%	10/21/2034	1,600,000	1,061,760
Palmer Square CLO 2024-2 Ltd.	11.77%	07/20/2037	4,000,000	3,199,600
Point Au Roche Park CLO Ltd.	8.44%	07/20/2034	5,000,000	2,400,500
Rad CLO 12 Ltd.	14.32%	10/30/2034	4,500,000	2,296,800
Recette CLO Ltd.	6.48%	04/20/2034	10,400,000	1,410,510
Recette CLO Ltd.(d)(e)	N/A	04/20/2034	10,400,000	160,163
Regatta XIX Funding Ltd.	17.75%	04/20/2035	10,017,000	7,037,944
Regatta XVIII Funding Ltd.	11.97%	01/15/2034	7,175,322	5,077,258
Regatta XXIV Funding Ltd.	16.68%	01/20/2035	5,000,000	3,213,500
Regatta XXVII Funding Ltd.	14.46%	04/26/2037	6,000,000	4,191,600
Rockland Park CLO Ltd.	8.00%	04/20/2034	9,750,000	4,614,119
Rockland Park CLO Ltd.(e)	175.96%	04/20/2034	9,750,000	100,489
Rockland Park CLO Ltd.(e)	180.98%	04/20/2034	9,750,000	27,049
RR 19 Ltd.	11.07%	10/15/2035	7,858,000	5,893,500
RR 2 Ltd.	8.29%	10/15/2117	9,358,000	3,414,734
RR 25 Ltd.	10.67%	10/15/2037	9,780,000	6,068,490
Sixth Street CLO XVI Ltd.	11.86%	10/20/2032	8,000,000	4,836,000
Sixth Street CLO XVII Ltd.	9.27%	01/20/2034	1,100,000	792,880
Sixth Street CLO XXIV Ltd.	11.31%	04/23/2037	7,500,000	5,339,250
Sixth Street CLO XXV Ltd.	11.86%	07/24/2037	7,000,000	5,149,900
THL Credit Wind River 2018-2 CLO Ltd.	0.17%	07/15/2030	3,031,000	247,327
THL Credit Wind River 2018-3 CLO Ltd.	2.97%	01/20/2031	3,000,000	860,836
Thompson Park CLO Ltd.	16.69%	04/15/2034	4,000,000	2,759,952
TICP CLO XV Ltd.	17.46%	04/20/2033	21,000,000	12,711,300
Unity-Peace Park CLO Ltd.	12.70%	04/20/2035	4,000,000	2,270,800
TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY (Cost $358,383,428)				296,088,265

	Coupon	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 1.57%(a)
Chemicals - 0.09%
Herens Holdco S.a.r.l., Senior Secured Bond	4.75%	05/15/2028	444,000	398,903
Diversified Telecommunication Services - 0.53%
Altice Financing SA, Senior Secured Bond	5.75%	08/15/2029	1,197,000	870,818
Altice France SA, Senior Secured Bond	5.50%	10/15/2029	667,000	525,553
Consolidated Communications, Inc., Senior Secured Bond	5.00%	10/01/2028	1,125,000	1,054,696
				2,451,067
Electronic Equipment, Instruments & Components - 0.03%
Coherent Corp., Senior Unsecured Bond	5.00%	12/15/2029	146,000	139,065
Health Care Equipment & Supplies - 0.15%
Medline Borrower, LP, Senior Secured Bond	3.88%	04/01/2029	727,000	679,774

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Coupon	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 1.57%(a)(Continued)
Health Care Technology - 0.29%
AthenaHealth Group, Inc., Senior Unsecured Bond	6.50%	02/15/2030	$1,411,000	$1,326,044
Hotels, Restaurants & Leisure - 0.29%
Fertitta Entertainment LLC, Senior Unsecured Bond	6.75%	01/15/2030	328,000	285,852
Hilton Grand Vacations Borrower Escrow LLC, Senior Unsecured Bond	5.00%	06/01/2029	529,000	495,262
SeaWorld Parks & Entertainment, Inc., Senior Unsecured Bond	5.25%	08/15/2029	600,000	569,362
				1,350,476
Industrial Conglomerates - 0.09%
MajorDrive Holdings IV, LLC, Senior Unsecured Bond	6.38%	06/01/2029	545,000	419,119
Media - 0.10%
Gray Media, Inc., Senior Unsecured Bond	5.38%	11/15/2031	750,000	458,513
TOTAL CORPORATE BONDS (Cost $8,174,066)				7,222,961

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS - 0.50%(b)
Building Products - 0.10%
Icebox Holdco III, Inc., Initial	3M SOFR + 6.75%	12/21/2029	468,750	471,094
Construction & Engineering - 0.06%
DG Investment Intermediate Holdings 2, Inc., Initial	1M SOFR + 6.75%	03/30/2029	292,804	289,876
Diversified Consumer Services - 0.03%
TruGreen LP, Initial	3M SOFR + 8.50%	11/02/2028	125,392	109,906
Diversified Financial Services - 0.05%
Nexus Buyer LLC, Initial	1M SOFR + 6.25%	11/05/2029	245,536	243,913
Electronic Equipment, Instruments & Components - 0.01%
Infinite Bidco LLC, Initial	3M SOFR + 7.00%	03/02/2029	69,869	60,219
Insurance - 0.22%
Asurion, LLC, New B-4	1M SOFR + 5.25%	01/20/2029	1,104,603	1,020,553
Pharmaceuticals - 0.03%
Alvogen Pharma US, Inc., TL	3M SOFR + 10.50%	03/01/2029	233,498	116,749
TOTAL SECURED SECOND LIEN LOANS (Cost $2,524,399)				2,312,310

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)
Aerospace & Defense - 1.77%
Arcline FM Holdings, LLC, 2024-2 New	3M SOFR + 4.50%	06/23/2028	502,541	499,274
Arcline FM Holdings, LLC., 2025 New TL	1M SOFR + 3.50%	06/24/2030	103,553	102,880
Chromalloy Corp., Initial	3M SOFR + 3.75%	03/27/2031	975,750	971,486
Kaman Corp., Initial	3M SOFR + 2.75%	01/30/2032	2,449,517	2,414,807
Signia Aerospace, Initial	3M SOFR + 3.00%	12/11/2031	2,991,919	2,969,480
Spirit AeroSystems, Inc., Initial	3M SOFR + 4.50%	01/15/2027	111,790	111,743
Transdigm, Inc., Tranche J	3M SOFR + 2.50%	02/28/2031	1,077,428	1,070,737
				8,140,407
Air Freight & Logistics - 0.17%
Lasership, Inc., Tranche B	1M SOFR + 5.50%	08/10/2029	754,019	431,676
Lasership, Inc., Tranche C	3M SOFR + 4.00%	01/02/2029	395,690	242,689
Lasership, Inc., Tranche E	3M SOFR + 7.00%	08/10/2029	465,412	117,516
				791,881
Auto Components - 1.29%
Clarios Global LP, Amendment No. 6	1M SOFR + 2.75%	01/28/2032	1,249,677	1,229,370
Dealer Tire, LLC, Term B-5	1M SOFR + 3.00%	07/02/2031	2,006,901	1,994,358
First Brands Group LLC, 2022-II Incremental	3M SOFR + 5.00%	03/30/2027	1,352,598	1,252,844
LS Group OpCo Acquisition LLC, Term B-1	3M SOFR + 2.50%	04/23/2031	181,808	180,331
LTR Intermediate Holdings, Inc., Initial	1M SOFR + 4.50%	05/05/2028	358,908	346,196
Madison Safety 9/24 Cov-Lite TLB, Initial	1M SOFR + 3.25%	09/26/2031	939,374	937,317
				5,940,416

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)(Continued)
Automobiles - 1.73%
Belron Finance 2019 LLC, 2031 Incremental	3M SOFR + 2.75%	10/16/2031	$2,746,186	$2,737,618
RealTruck Intermediate Holdings, Inc., Initial	1M SOFR + 3.50%	01/31/2028	992,248	946,079
RVR Dealership Holdings, LLC, TL	1M SOFR + 3.75%	02/08/2028	981,993	870,704
Tenneco, Inc., Term A	1M SOFR + 4.75%	11/17/2028	993,661	959,022
Tenneco, Inc., Term B	3M SOFR + 5.00%	11/17/2028	1,076,970	1,046,545
The Hertz Corp., 2023 Incremental	1M SOFR + 3.75%	06/30/2028	25,008	19,156
Truck Hero, Inc., Incremental	1M SOFR + 5.00%	01/31/2028	480,084	469,430
Wand NewCo 3, Inc., Tranche B-2	1M SOFR + 2.75%	01/30/2031	936,719	921,713
				7,970,267
Building Products - 3.57%
AI Aqua Merger Sub, Inc., 2025 Refinancing Term B	1M SOFR + 3.00%	07/31/2028	3,173,831	3,141,236
Chariot Buyer LLC, Initial	1M SOFR + 3.25%	11/03/2028	1,286,820	1,273,682
Cornerstone Building Brands, Inc., Initial	1M SOFR + 5.63%	08/01/2028	497,455	453,306
Cornerstone Building Brands, Inc., Tranche B	1M SOFR + 3.25%	04/12/2028	1,355,813	1,134,558
Cornerstone Building Brands, Inc., Tranche C	1M SOFR + 4.50%	05/15/2031	297,940	244,418
Foundation Building Materials, Inc., Initial	1M SOFR + 3.25%	01/31/2028	217,690	206,046
Groundworks, LLC, Delayed Draw(f)	1M SOFR + 3.00%	03/14/2031	43,781	37,516
Groundworks, LLC, Initial	1M SOFR + 3.00%	03/14/2031	1,486,720	1,452,898
Hobbs & Associates, LLC, Closing Date	1M SOFR + 2.75%	07/23/2031	678,606	668,142
Icebox Holdco III, Inc., Initial	3M SOFR + 3.50%	12/22/2028	1,057,556	1,057,175
LHS Borrower, LLC, Initial	1M SOFR + 4.75%	02/16/2029	187,253	158,096
Park River Holdings, Inc., Initial	3M SOFR + 3.25%	12/28/2027	659,647	603,577
Quikrete Holdings, Inc., Tranche B-3	3M SOFR + 2.25%	02/10/2032	923,869	912,552
TAMKO Building Products, LLC, 2024	3M SOFR + 2.75%	09/20/2030	885,929	880,392
White Cap Buyer, LLC, Tranche C	1M SOFR + 3.25%	10/19/2029	3,421,590	3,311,620
Wilsonart International, Initial	3M SOFR + 4.25%	08/05/2031	984,214	934,078
				16,469,292
Capital Markets - 0.52%
Hudson River Trading LLC, Term B-1	1M SOFR + 3.00%	03/18/2030	1,336,960	1,333,618
Jane Street Group, LLC, 2024 TL	3M SOFR + 2.00%	12/15/2031	1,066,701	1,053,260
				2,386,878
Chemicals - 3.74%
CP Iris Holdco I, Inc., Initial	1M SOFR + 3.50%	10/02/2028	427,189	420,781
Derby Buyer LLC, Second Amendment	1M SOFR + 3.00%	11/01/2030	672,849	667,130
Discovery Purchaser Corp., Initial	3M SOFR + 3.75%	10/04/2029	1,672,903	1,654,601
Herens Holdco S.a.r.l., Facility B	3M SOFR + 3.92%	07/03/2028	1,390,843	1,276,891
Hexion Holdings Corp., 2024 Refinancing	1M SOFR + 4.00%	03/15/2029	2,068,447	2,006,393
Ineos Finance LLC, 2030 TL	1M SOFR + 3.25%	02/18/2030	870,912	834,987
Ineos Quattro Holdings UK Ltd., 2029 Tranche B	1M SOFR + 4.25%	04/02/2029	655,143	627,300
Ineos US Finance LLC, 2031 Repriced	1M SOFR + 3.00%	02/07/2031	1,245,019	1,186,503
Ineos US Petrochem LLC, 2031 Tranche B	1M SOFR + 4.25%	10/07/2031	94,918	88,748
Lummus Technology Holdings V LLC, Amendment No. 2 Refinancing Term B	1M SOFR + 3.00%	12/31/2029	1,831,419	1,825,541
New Arclin U.S. Holding Corp., TL	1M SOFR + 3.50%	09/30/2028	372,614	367,260
Nouryon USA LLC, Repriced 2024 B-1	3M SOFR + 3.25%	04/03/2028	266,746	265,746
Nouryon USA LLC, Repriced 2024 B-2	3M SOFR + 3.25%	04/03/2028	601,083	600,710
Olympus Water US Holding Corp., Term B-6	3M SOFR + 3.00%	06/20/2031	1,778,445	1,747,873
PAINT INTERMEDIATE III, LLC, Initial Term B	3M SOFR + 3.00%	10/09/2031	386,235	385,269
USALCO, LLC, Initial	1M SOFR + 4.00%	09/30/2031	857,297	856,363
Vibrantz Technologies, Inc., Initial	3M SOFR + 4.25%	04/23/2029	1,259,558	1,103,688
Windsor Holdings III, LLC., 2025 Term B	1M SOFR + 2.75%	08/01/2030	1,328,304	1,313,081
				17,228,865
Commercial Services & Supplies - 3.44%
Allied Universal Holdco LLC, Initial	1M SOFR + 3.75%	05/12/2028	2,892,538	2,887,707
AmSpec Parent, LLC, Closing Date TL	3M SOFR + 4.25%	12/22/2031	637,567	636,375
Ankura Consulting Group LLC, 2024-2 Repricing	1M SOFR + 3.50%	12/29/2031	1,611,705	1,591,220
Belfor USA Group, Inc., Tranche B-3	1M SOFR + 3.00%	11/01/2030	1,260,543	1,257,392
First Advantage Holdings, LLC, 2024 TL	1M SOFR + 3.25%	10/31/2031	2,609,450	2,591,523
Garda World Security Corp., Twelfth Additional TL	1M SOFR + 3.00%	02/01/2029	1,423,543	1,416,724
GBT US III LLC, Term B-1	3M SOFR + 2.50%	07/28/2031	1,775,237	1,765,101
Genuine Financial Holdings, LLC, 2025 Replacement	3M SOFR + 3.25%	09/27/2030	1,645,962	1,614,689

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)(Continued)
Commercial Services & Supplies - 3.44% (continued)
GFL Environmental Services, Initial	3M SOFR + 2.50%	03/03/2032	$686,032	$678,486
The Action Environmental Group, Inc., Initial	3M SOFR + 3.75%	10/24/2030	1,407,005	1,405,246
				15,844,463
Communications Equipment - 0.57%
Casa Systems, Inc., Superpriority(g)	6M SOFR + 6.50%	12/20/2027	498,333	–
Commscope, Inc., Initial	1M SOFR + 5.50%	12/17/2029	866,482	862,150
Global Tel Link Corp., Initial	1M SOFR + 7.50%	08/06/2029	941,216	936,510
Gogo Intermediate Holdings LLC, Initial	1M SOFR + 3.75%	04/30/2028	892,457	833,814
				2,632,474
Construction & Engineering - 1.59%
Brand Industrial Services, Inc., Tranche C	3M SOFR + 4.50%	08/01/2030	1,888,601	1,782,631
DG Investment Intermediate Holdings 2, Inc., Closing Date Initial	1M SOFR + 3.75%	03/31/2028	2,244,840	2,228,004
Energize Holdco LLC, 2025 Refinancing	1M SOFR + 3.50%	12/08/2028	2,098,802	2,076,239
Michael Baker International, LLC, Term B-1	1M SOFR + 4.00%	12/01/2028	548,386	546,560
Tecta America Corp., Closing Date TL	1M SOFR + 3.00%	02/18/2032	690,492	684,623
				7,318,057
Construction Materials - 0.24%
LSF12 Crown US Commercial Bidco LLC, TL	1M SOFR + 4.25%	12/02/2031	604,993	592,639
Mativ Holdings, Inc., Term B	1M SOFR + 3.75%	04/20/2028	155,960	154,400
Smyrna Ready Mix Concrete, LLC, 2025 TL	1M SOFR + 3.00%	04/02/2029	359,961	356,812
				1,103,851
Containers & Packaging - 1.28%
Anchor Packaging, LLC, Amendment No. 5	1M SOFR + 3.25%	07/18/2029	536,157	535,375
Berlin Packaging LLC, 2024-2 Replacement	3M SOFR + 3.50%	06/07/2031	253,852	252,773
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Closing Date Term B	1M SOFR + 3.25%	03/26/2032	1,120,514	1,113,981
Pelican Products, Inc., Initial	3M SOFR + 4.25%	12/29/2028	475,300	434,305
Proampac PG Borrower LLC, 2024-1	3M SOFR + 4.00%	09/15/2028	651,140	646,256
RLG Holdings, LLC, Closing Date Initial	1M SOFR + 4.25%	07/07/2028	1,325,857	1,194,372
Sabert Corp., Term B	1M SOFR + 3.00%	12/10/2026	935,090	933,921
Tricorbraun Holdings, Inc., Closing Date Initial	1M SOFR + 3.25%	03/03/2028	813,112	805,054
				5,916,037
Distributors - 0.91%
Aramsco Parent, Inc., Closing Date Initial	3M SOFR + 4.75%	10/10/2030	335,971	312,873
Aramsco Parent, Inc., Initial Delayed Draw Term Commitment(f)	3M SOFR + 4.75%	10/10/2030	40,415	35,136
BCPE Empire Holdings, Inc., Amendment No. 8 Refinancing	1M SOFR + 3.25%	12/11/2030	3,922,777	3,862,287
				4,210,296
Diversified Consumer Services - 2.70%
AAdvantage Loyalty IP, Ltd. and American Airlines, Inc., 2025 Replacement	1M SOFR + 2.25%	04/20/2028	332,726	328,463
Cast & Crew Payroll, LLC, Incremental Facility No. 2 Incremental	1M SOFR + 3.75%	12/29/2028	449,746	432,817
EP Purchaser, LLC, 2023 Incremental	3M SOFR + 4.50%	11/06/2028	893,794	894,536
EP Purchaser, LLC, Closing Date TL	3M SOFR + 3.50%	11/06/2028	503,385	498,825
KUEHG Corp., 2024 Refinancing	3M SOFR + 3.25%	06/12/2030	437,605	436,511
Learning Care Group No. 2, Inc., 2024 Refinancing	3M SOFR + 4.00%	08/11/2028	1,678,720	1,663,612
Sabre GLBL, Inc., 2021 Term B-1	1M SOFR + 3.50%	12/17/2027	176,338	169,064
Sabre GLBL, Inc., 2021 Term B-2	1M SOFR + 3.50%	12/17/2027	278,853	267,350
Sabre GLBL, Inc., 2022 Term B	1M SOFR + 4.25%	06/30/2028	62,206	59,977
Sabre GLBL, Inc., 2022 Term B-2	1M SOFR + 5.00%	06/30/2028	58,182	55,879
Seren BidCo AB, Facility B6	3M SOFR + 3.40%	11/16/2028	464,163	462,654
Spin Holdco, Inc., Initial	3M SOFR + 4.00%	03/04/2028	2,128,573	1,793,599
Staples, Inc., Closing Date	3M SOFR + 5.75%	09/04/2029	270,369	239,547
Stubhub Holdings, Inc., Extended Term B	1M SOFR + 4.75%	03/15/2030	1,148,710	1,142,967
The Knot Worldwide, Inc., Amendment No. 5	1M SOFR + 3.75%	01/31/2028	1,084,862	1,083,506
Tripadvisor, Inc., Initial Term B Loan	1M SOFR + 2.75%	07/08/2031	880,572	863,066
TruGreen LP, Second Refinancing	1M SOFR + 4.00%	11/02/2027	175,939	165,237
WestJet Loyalty LP, Initial	3M SOFR + 3.25%	02/14/2031	1,959,132	1,882,236
				12,439,846

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)(Continued)
Diversified Financial Services - 5.21%
Ascensus Holdings, Inc., Amendment No. 4 Replacement	1M SOFR + 3.00%	08/02/2028	$2,708,814	$2,685,952
BCPE Pequod Buyer, Inc., Initial	3M SOFR + 3.50%	11/25/2031	1,837,403	1,830,182
Blackhawk Network Holdings, Inc., Term B-2	1M SOFR + 4.00%	03/12/2029	2,299,202	2,287,292
Citco Funding LLC, 2024 TL	6M SOFR + 2.75%	04/27/2028	776,148	776,839
Citrin Cooperman Advisors LLC, Initial	1M SOFR + 3.00%	03/06/2032	683,731	678,179
CoreLogic, Inc., Initial	1M SOFR + 3.50%	06/02/2028	1,587,572	1,554,170
First Eagle Holdings, Inc., Refinancing TL	3M SOFR + 3.00%	03/05/2029	1,276,208	1,274,804
FNZ USA FINCO, LLC, Initial	3M SOFR + 5.00%	11/05/2031	1,317,990	1,211,997
Focus Financial Partners, LLC, Tranche B	1M SOFR + 2.75%	09/15/2031	2,995,312	2,963,502
Grant Thornton Advisors LLC, 2025 Incremental	3M SOFR + 2.75%	06/02/2031	2,468,787	2,454,122
Hightower Holdings, LLC, Amendment No. 8	3M SOFR + 3.00%	02/03/2032	1,581,600	1,568,758
Janney Montgomery Scott, Initial	3M SOFR + 3.25%	11/28/2031	1,141,077	1,141,613
Nexus Buyer, LLC, Amendment No. 9 Refinancing	1M SOFR + 3.50%	07/31/2031	3,615,107	3,591,754
				24,019,164
Diversified Telecommunication Services - 2.91%
Altice France SA, Term B-14 Refinancing	3M SOFR + 5.50%	08/15/2028	1,703,045	1,523,374
Cogeco Financing 2 LP, Term B	1M SOFR + 3.25%	09/18/2030	500,000	491,520
Directv Financing, LLC, Closing Date	3M SOFR + 5.00%	08/02/2027	275,747	275,786
LCPR Loan Financing LLC, 2021 Additional	1M SOFR + 3.75%	10/16/2028	58,979	48,531
Syniverse Holdings, LLC, Initial	3M SOFR + 7.00%	05/13/2027	893,271	874,923
UPC Broadband Holding BV, Facility AAA	3M SOFR + 2.50%	02/15/2032	1,232,341	1,218,699
Viasat, Inc., Incremental	1M SOFR + 4.50%	05/30/2030	374,299	339,886
Viasat, Inc., Initial	1M SOFR + 4.50%	03/02/2029	898,835	835,917
Virgin Media Bristol LLC, Facility Y	6M SOFR + 3.18%	03/31/2031	1,109,170	1,065,690
Wide Open West Finance, LLC, First Out	3M SOFR + 7.00%	12/11/2028	677,113	696,864
Wide Open West Finance, LLC, Second Out	3M SOFR + 3.00%	12/11/2028	1,252,526	1,074,041
Windstream Services, LLC, Incremental TL	1M SOFR + 4.75%	10/01/2031	1,917,501	1,912,707
Zacapa S.a.r.l., Initial	3M SOFR + 3.75%	03/22/2029	3,046,416	3,038,800
				13,396,738
Electronic Equipment, Instruments & Components - 0.20%
Mavenir Systems, Inc, November II Initial	1M SOFR + 10.00%	05/16/2025	54,323	54,323
Mavenir Systems, Inc., December New Initial TL	3M SOFR + 10.00%	05/16/2025	40,490	40,490
Mavenir Systems, Inc., Delayed Draw	6M SOFR + 10.00%	04/14/2025	9,438	9,438
Mavenir Systems, Inc., Initial TL(g)	3M SOFR + 4.75%	08/18/2028	476,514	331,177
Mavenir Systems, Inc., New Initial TL	6M SOFR + 10.00%	05/16/2025	29,321	29,321
Mavenir Systems, Inc., November Initial TL	3M SOFR + 10.00%	05/16/2025	14,261	14,261
Natel Engineering Co., Inc., Initial	1M SOFR + 6.25%	04/30/2026	492,551	440,587
				919,597
Food & Staples Retailing - 0.39%
Apro, LLC, 2024 Initial	1M SOFR + 3.75%	07/09/2031	709,701	706,599
EG America, LLC, Facility B	3M SOFR + 4.25%	02/07/2028	250,807	250,628
Upbound Group, Inc., Initial	3M SOFR + 2.75%	02/17/2028	826,561	823,462
				1,780,689
Food Products - 0.25%
Aspire Bakeries Holdings LLC, Initial	1M SOFR + 4.25%	12/23/2030	796,768	796,768
Pacific Bells, LLC, Initial Term B-1	3M SOFR + 4.00%	11/13/2028	355,054	353,872
				1,150,640
Gas Utilities - 0.30%
Prairie Acquiror LP, Initial Term B-3	1M SOFR + 4.25%	08/01/2029	1,386,083	1,385,223
Health Care Equipment & Supplies - 1.24%
Bausch & Lomb Corp., First Incremental TL	3M SOFR + 4.00%	09/29/2028	1,371,964	1,365,969
Bausch & Lomb Corp., Initial	1M SOFR + 3.25%	05/10/2027	2,141,264	2,132,313
Curium BidCo S.a.r.l., Second 2024 Additional Term Facility	3M SOFR + 3.50%	07/31/2029	989,807	986,511
Hanger, Inc., Delayed Draw(f)	1M SOFR + 3.50%	10/23/2031	15,147	14,999
Hanger, Inc., Initial	1M SOFR + 3.50%	10/23/2031	784,261	783,116
Zest Acquisition Corp., Term B-1	3M SOFR + 5.25%	02/08/2028	433,380	433,922
				5,716,830
Health Care Providers & Services - 4.60%
AEA International Holdings, New TL	3M SOFR + 2.75%	09/07/2028	210,236	207,871
Azalea Topco, Inc., 2024 Refinancing	1M SOFR + 3.25%	04/30/2031	2,054,774	2,042,363
Charlotte Buyer, Inc., Second Refinancing	1M SOFR + 4.25%	02/11/2028	1,295,984	1,286,964

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)(Continued)
Health Care Providers & Services - 4.60% (continued)
CHG Healthcare Services, Inc., Amendment No. 5 Refinancing	3M SOFR + 3.00%	09/29/2028	$1,127,579	$1,125,391
Cotiviti, Inc., Floating Rate TL	1M SOFR + 2.75%	05/01/2031	1,066,173	1,042,184
Cotiviti, Inc., Incremental TL	1M SOFR + 3.00%	02/13/2032	850,959	830,749
Covetrus, Inc., Initial	3M SOFR + 5.00%	10/13/2029	1,222,858	1,173,186
ExamWorks Group, Inc., Initial	1M SOFR + 2.75%	11/01/2028	687,199	685,440
EyeCare Partners, LLC, Tranche B	3M SOFR + 3.61%	11/30/2028	429,306	334,322
Global Medical Response, Inc., 2024 Extended TL	1M SOFR + 0.75%	10/31/2028	1,629,205	1,626,940
Ingenovis Health, Inc., Initial	3M SOFR + 4.25%	03/06/2028	1,126,270	467,402
Inizio Group Ltd., Initial	3M SOFR + 4.25%	08/19/2028	474,011	453,865
Lifepoint Health, Inc., 2024 Refinancing	3M SOFR + 3.75%	05/17/2031	2,119,562	2,052,436
Outcomes Group Holdings, Inc., 2024 Replacement	1M SOFR + 3.25%	05/06/2031	838,679	837,630
Phoenix Newco, Inc., Sixth Amendment	1M SOFR + 2.50%	11/15/2028	540,923	539,414
Sharp Services, LLC, Tranche D	3M SOFR + 3.25%	12/31/2028	738,356	735,587
Solaris US BidCo, LLC, Initial	3M SOFR + 5.25%	11/29/2030	1,752,715	1,704,515
Southern Veterinary Partners, LLC, 2024-3	3M SOFR + 3.25%	12/04/2031	2,235,811	2,228,231
Summit Behavioral Health, LLC, Tranche B-1	1M SOFR + 4.25%	11/24/2028	1,053,345	869,009
WCG Intermediate Corp., 2025 Refinancing	3M SOFR + 3.00%	02/25/2032	985,318	974,243
				21,217,742
Health Care Technology - 2.82%
AthenaHealth Group, Inc., Initial	1M SOFR + 3.00%	02/15/2029	3,335,644	3,288,744
Ensemble RCM, LLC, Term B	3M SOFR + 3.00%	08/01/2029	2,310,431	2,306,434
Gainwell Acquisition Corp., Term B	3M SOFR + 4.00%	10/01/2027	2,455,128	2,297,583
Raven Acquisition Holdings, LLC, Initial	1M SOFR + 3.25%	11/19/2031	2,585,449	2,552,045
Zelis Payments Buyer, Inc. & Zelis Cost Management Buyer, Inc., Amendment No. 5	1M SOFR + 3.25%	11/26/2031	2,551,437	2,542,660
				12,987,466
Hotels, Restaurants & Leisure - 4.41%
19th Holdings Golf, LLC, Initial	1M SOFR + 3.25%	02/07/2029	1,124,830	1,095,303
Alterra Mountain Co., Series B-7	1M SOFR + 3.00%	05/31/2030	393,483	392,991
BCPE Grill Parent, Inc., Initial	3M SOFR + 4.75%	09/30/2030	851,447	782,480
Bulldog Purchaser, Inc., 2024	3M SOFR + 3.75%	06/27/2031	1,451,568	1,445,820
Catawba Nation Gaming Authority, Term B	1M SOFR + 4.75%	12/16/2031	1,193,096	1,195,089
ClubCorp Holdings, Inc., Term B-2	3M SOFR + 5.00%	09/18/2026	887,376	887,563
Dave & Buster's, Inc., 2024 Incremental Term B	3M SOFR + 3.25%	11/01/2031	1,008,080	877,664
Dave & Buster's, Inc., 2024 Refinancing Term B	3M SOFR + 3.25%	06/29/2029	446,565	397,443
Entain PLC, Facility B3	3M SOFR + 2.75%	10/31/2029	736,243	736,471
Fertitta Entertainment, LLC, Initial B TL	1M SOFR + 3.50%	01/27/2029	1,203,482	1,183,661
Fitness International, LLC, Term B	1M SOFR + 5.25%	02/12/2029	977,323	988,015
Flynn Restaurant Group LP, Series 2025	1M SOFR + 3.75%	01/28/2032	1,269,080	1,241,579
Horizon Midco 2 Ltd., Term B	6M SOFR + 4.75%	10/31/2031	1,493,650	1,413,366
Kingpin Intermediate Holdings LLC, Amendment No. 8	1M SOFR + 3.50%	02/08/2028	957,341	950,458
LC Ahab US Bidco LLC, Initial	1M SOFR + 3.00%	05/01/2031	1,651,299	1,636,850
MIC GLEN LLC, Amendment No. 3	1M SOFR + 3.50%	07/21/2028	382,412	382,493
Motion Finco, LLC, Facility B3	3M SOFR + 3.50%	11/12/2029	2,133,462	2,045,456
Ontario Gaming GTA LP, Term B	3M SOFR + 4.25%	08/01/2030	547,467	538,160
Playa Hotels & Resorts BV, TLB, 2022	1M SOFR + 2.75%	01/05/2029	1,198,394	1,195,805
Recess Holdings, Inc., New TL	3M SOFR + 3.75%	02/20/2030	224,456	224,175
Tacala, LLC, Amendment No. 2 Replacement	1M SOFR + 3.50%	01/31/2031	312,434	311,947
Topgolf Callaway Brands Corp., Initial	1M SOFR + 3.00%	03/15/2030	416,784	393,165
				20,315,954
Household Durables - 0.68%
Fender Musical Instruments Corp., Initial	1M SOFR + 4.00%	12/01/2028	189,458	161,039
Hunter Douglas, Inc., Tranche B-1	3M SOFR + 3.25%	01/17/2032	2,480,781	2,363,564
Weber-Stephen Products LLC, 2022 Incremental	1M SOFR + 4.25%	10/30/2027	133,261	129,397
Weber-Stephen Products LLC, Initial Term B	1M SOFR + 3.25%	10/30/2027	480,035	463,632
				3,117,632
Independent Power/Renewable Electricity Producers - 1.61%
Alpha Generation, LLC, Initial Term B	1M SOFR + 2.75%	09/30/2031	2,407,966	2,405,341
Carroll County Energy LLC, TL	3M SOFR + 3.25%	06/30/2031	595,145	593,508
Cornerstone Generation LLC, Term Loan B	1M SOFR + 3.25%	10/28/2031	562,954	562,369
Hamilton Projects Acquiror, LLC, TL	1M SOFR + 3.00%	05/31/2031	735,013	733,403

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)(Continued)
Independent Power/Renewable Electricity Producers - 1.61% (continued)
Hunterstown Generation, LLC, TL	3M SOFR + 3.50%	11/06/2031	$493,212	$494,036
South Field Energy LLC, New Loan B	1M SOFR + 3.25%	08/29/2031	1,337,323	1,334,394
South Field Energy LLC, New Loan C	1M SOFR + 3.25%	08/29/2031	85,488	85,301
Thunder Generation Funding, LLC, Initial	3M SOFR + 3.00%	10/03/2031	949,791	948,604
WIN Waste Innovations Holdings, Inc., New Term B-1	1M SOFR + 3.75%	03/24/2028	270,242	267,877
				7,424,833
Industrial Conglomerates - 1.99%
Cube Industrials Buyer, Inc., Initial	3M SOFR + 3.50%	10/17/2031	801,964	795,284
Madison IAQ LLC, 2025 Incremental	1M SOFR + 3.25%	03/28/2032	1,039,944	1,029,545
MajorDrive Holdings IV, LLC, 2022 Incremental	3M SOFR + 5.50%	06/01/2029	288,545	262,576
MajorDrive Holdings IV, LLC, Initial	3M SOFR + 4.00%	06/01/2028	246,437	222,887
SPX Flow, Inc., 2024 Refinancing	1M SOFR + 3.00%	04/05/2029	1,747,847	1,742,830
Star US Bidco LLC, Fifth Amendment Refinancing	1M SOFR + 3.75%	03/17/2027	1,126,441	1,124,335
SunSource Borrower, LLC, Initial	1M SOFR + 4.00%	03/25/2031	1,734,731	1,661,317
TK Elevator Midco GmbH, Facility B2	6M SOFR + 3.50%	04/30/2030	2,356,744	2,348,754
				9,187,528
Insurance - 5.76%
Acrisure LLC, 2024 Repricing Term B-6	1M SOFR + 3.00%	11/06/2030	2,458,897	2,439,127
Alliant Holdings Intermediate, LLC, Extended TLB-6	1M SOFR + 2.75%	09/19/2031	24,354	24,188
Ardonagh Group Finco Pty and Ardonagh Finco BV, Syndicated Facility B	6M SOFR + 3.75%	02/17/2031	2,383,881	2,351,102
AssuredPartners, Inc., 2024	1M SOFR + 3.50%	02/14/2031	2,643,300	2,644,992
Asurion, LLC, New B-12	1M SOFR + 4.25%	09/19/2030	975,779	962,060
Asurion, LLC, New B-9	1M SOFR + 3.25%	07/31/2027	1,238,223	1,227,389
Baldwin Risk Partners, LLC, 2024 Refinancing	1M SOFR + 3.00%	05/26/2031	1,856,441	1,849,480
BroadStreet Partners, Inc., Term B-4	1M SOFR + 3.00%	06/13/2031	2,372,536	2,349,879
Hyperion Refinance S.a.r.l., 2024-2 Refinancing	1M SOFR + 3.50%	04/18/2030	440,133	439,464
Hyperion Refinance S.a.r.l., 2024-3 Refinancing	1M SOFR + 3.00%	02/15/2031	3,009,236	2,984,560
IMA Financial Group, Inc., Initial	1M SOFR + 2.25%	11/01/2028	1,295,647	1,286,746
OneDigital Borrower LLC, 2025 Refinancing	1M SOFR + 3.00%	07/02/2031	4,086,804	4,056,234
Sedgwick Claims Management Services, Inc., 2023 TL	3M SOFR + 3.00%	07/31/2031	2,745,682	2,735,385
TIH Insurance Holdings, LLC, Amendment No. 1 Replacement	3M SOFR + 2.75%	05/06/2031	1,223,713	1,214,535
				26,565,141
Internet and Catalog Retail - 0.09%
Shutterfly Finance, LLC, Exchanged Term B	3M SOFR + 4.00%	10/01/2027	445,587	394,625
IT Services - 1.37%
Ahead DB Holdings, LLC, Term B-3	3M SOFR + 3.00%	02/01/2031	983,526	980,605
Avalara, Inc., TL	1M SOFR + 3.25%	03/19/2032	1,092,142	1,087,020
Constant Contact, Inc., Initial	3M SOFR + 4.00%	02/10/2028	1,634,632	1,523,069
Endure Digital, Inc., Initial	1M SOFR + 3.50%	02/10/2028	653,231	463,793
Escape Velocity Holdings, Inc, Initial	3M SOFR + 4.25%	10/08/2028	981,662	978,334
iSolved, Inc., Term B-2	1M SOFR + 3.25%	10/15/2030	517,067	516,912
Plano HoldCo, Inc., Closing Date	3M SOFR + 3.50%	10/02/2031	755,605	751,827
				6,301,560
Machinery - 1.79%
Element Materials Technology Group US Holdings, Inc., Initial Term B	3M SOFR + 3.75%	07/06/2029	1,112,014	1,108,189
Emrld Borrower LP, Incremental	3M SOFR + 2.50%	08/04/2031	3,831,695	3,792,688
Indicor, LLC, Tranche D	3M SOFR + 2.75%	11/22/2029	1,422,136	1,413,760
Johnstone Supply, LLC, Extended Term B-6	1M SOFR + 2.50%	06/09/2031	467,947	463,708
Pro Mach Group, Inc., Amendment No. 5	1M SOFR + 2.75%	08/31/2028	1,453,508	1,448,711
				8,227,056
Media - 2.46%
Aragorn Parent Corp., 2023 Replacement	1M SOFR + 4.00%	12/15/2028	1,073,824	1,075,392
Arches Buyer, Inc., Initial	1M SOFR + 3.25%	12/06/2027	1,250,000	1,222,075
Castle US Holding Corp., Initial	1M SOFR + 3.75%	01/29/2027	819,902	501,551
Clear Channel Outdoor Holdings, Inc., 2024 Refinancing	1M SOFR + 4.00%	08/21/2028	1,250,000	1,239,375
Creative Artists Agency, LLC, 2024 Refinancing	1M SOFR + 2.75%	10/01/2031	2,770,315	2,759,926
Crown Finance US, Inc., Initial	1M SOFR + 5.25%	12/02/2031	257,431	255,775
Endeavor Group Holdings, Inc., Term Loan B	1M SOFR + 3.00%	01/27/2032	1,935,119	1,931,500
Getty Images, Inc., Term B-1, 11.25%(h)	N/A	02/21/2030	376,326	373,503

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)(Continued)
Media - 2.46% (continued)
Kantar Media, Extended Facility B1	3M SOFR + 5.00%	02/15/2029	$303,457	$302,034
United Talent Agency, LLC, Term B	1M SOFR + 3.75%	07/07/2028	1,410,976	1,412,740
Univision Communications, Inc., 2024 Replacement	1M SOFR + 3.50%	01/31/2029	259,850	252,270
				11,326,141
Oil, Gas & Consumable Fuels - 1.59%
Bangl, LLC, Initial	3M SOFR + 4.50%	02/01/2029	1,532,879	1,534,795
BCP Renaissance Parent LLC, Initial Term B-6	3M SOFR + 3.00%	10/31/2028	1,138,083	1,134,998
EPIC Crude Services LP, Initial	3M SOFR + 3.00%	10/15/2031	431,724	430,952
Fleet U.S. Bidco, Inc., Facilty B2	6M SOFR + 2.75%	02/21/2031	755,328	752,495
M6 ETX Holdings II Midco, LLC, Initial	1M SOFR + 3.00%	03/25/2032	251,132	250,349
New Fortress Energy, Inc., Incremental TL	3M SOFR + 5.50%	10/30/2028	1,400,277	1,197,237
Permian Production Partners, LLC, Initial	1M SOFR + 2.00%	11/24/2025	25,351	25,098
Rosen Group, Initial	3M SOFR + 3.00%	03/26/2031	2,017,447	2,015,772
				7,341,696
Personal Products - 0.30%
CNT Holdings I Corp., 2025 Replacement	3M SOFR + 2.50%	11/08/2032	961,070	954,160
KDC US Holdings, Inc., 2024	1M SOFR + 4.00%	08/15/2028	434,813	434,270
				1,388,430
Pharmaceuticals - 1.51%
Amneal Pharmaceuticals LLC, Initial	1M SOFR + 5.50%	05/04/2028	2,954,198	3,001,288
Endo Finance Holdings, Inc., 2024 Refinancing	1M SOFR + 4.00%	04/23/2031	2,123,425	2,101,660
Opal Bidco SAS, Facility B2	3M SOFR + 3.25%	03/31/2032	1,847,573	1,838,336
				6,941,284
Professional Services - 3.21%
AQ Carver Buyer, Inc., 2023 Refinancing	1M SOFR + 5.50%	08/02/2029	1,232,156	1,218,295
Armor Holdco, Inc., 2024 Refinancing	6M SOFR + 3.75%	12/11/2028	325,784	324,360
Armor Holdco, Inc., 2025 Incremental	1M SOFR + 3.50%	03/28/2032	64,724	64,433
Berkeley Research Group, Initial	1M SOFR + 3.25%	03/17/2032	686,521	677,081
DS Admiral Bidco, LLC, Initial	1M SOFR + 4.25%	06/26/2031	2,176,758	2,086,966
Eisner Advisory Group, LLC, February 2024 Incremental	1M SOFR + 4.00%	02/28/2031	1,060,978	1,058,665
Omnia Partners, LLC, Initial	3M SOFR + 2.75%	07/25/2030	2,308,563	2,291,272
OVG Business Services, LLC, Term B	1M SOFR + 3.00%	06/25/2031	1,529,730	1,518,257
PEX Holdings LLC, Initial	3M SOFR + 2.75%	11/26/2031	520,940	517,033
Ryan, LLC, Initial	1M SOFR + 3.50%	11/14/2030	3,679,600	3,665,802
UST Global, Inc., Initial	1M SOFR + 3.00%	11/20/2028	552,082	553,004
Vaco Holdings, LLC, Initial	3M SOFR + 5.00%	01/21/2029	496,972	458,104
Wood Mackenzie, TL	3M SOFR + 3.00%	02/07/2031	343,835	342,618
				14,775,890
Real Estate Management & Development - 0.47%
BIFM US Finance LLC, 2024-2	1M SOFR + 3.75%	05/31/2028	693,309	692,733
Cushman & Wakefield U.S. Borrower, LLC, 2024-3	1M SOFR + 3.25%	01/31/2030	388,154	387,184
Cushman & Wakefield U.S. Borrower, LLC, 2025-1	1M SOFR + 2.75%	01/31/2030	30,234	30,120
Forest City Enterprises, LP, Replacement	1M SOFR + 3.50%	12/08/2025	1,068,045	1,039,710
				2,149,747
Road & Rail - 0.26%
GN LOANCO, LLC, Term B Loans	3M SOFR + 4.50%	12/19/2030	1,247,652	1,209,137
Software - 8.27%
Apex Group Treasury LLC, 2025 Refinancing	3M SOFR + 3.50%	02/27/2032	2,460,104	2,449,353
Central Parent, Inc., 2024 Refinancing	3M SOFR + 3.25%	07/06/2029	892,456	763,720
CommerceHub, Inc., Initial	3M SOFR + 4.00%	12/29/2027	798,293	769,690
Conservice Midco, LLC, Tenth Amendment	1M SOFR + 3.00%	05/13/2030	2,004,398	1,991,910
Delta Topco, Inc., Fourth Amendment Refinancing	3M SOFR + 2.75%	11/30/2029	1,115,261	1,101,744
EagleView Technology Corp., TL	3M SOFR + 3.50%	08/14/2028	695,993	654,233
Flash Charm, Inc., Incremental TL	3M SOFR + 3.50%	03/02/2028	1,580,651	1,458,894
Flexera Software, LLC, Term B-3	3M SOFR + 3.00%	03/03/2028	746,548	742,002
Genesys Cloud Services, Inc., 2025 TL	1M SOFR + 2.50%	01/30/2032	1,950,260	1,927,110
Icon Parent, Inc., Initial	3M SOFR + 3.00%	11/13/2031	1,659,677	1,645,802
Javelin Buyer, Inc., TL	3M SOFR + 3.25%	12/05/2031	1,563,394	1,554,405
Kaseya, Initial	1M SOFR + 3.25%	03/22/2032	967,050	962,824
Kaseya, TL	1M SOFR + 5.00%	03/05/2033	644,172	644,172
Magenta Buyer LLC, First Out	3M SOFR + 6.75%	07/27/2028	497,945	448,862

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS - 79.67%(b)(Continued)
Software - 8.27% (continued)
Magenta Buyer LLC, Second Out	3M SOFR + 1.50%	07/27/2028	$383,563	$194,083
Magenta Buyer LLC, Super Priority	3M SOFR + 6.25%	07/27/2028	142,199	143,977
Magenta Buyer LLC, Third Out	3M SOFR + 1.50%	07/27/2028	119,507	32,566
McAfee Corp., Tranche B-2	1M SOFR + 3.00%	03/01/2029	2,764,715	2,634,083
Planview Parent, Inc., 2024-B Incremental	1M SOFR + 3.50%	12/17/2027	1,560,213	1,541,490
Plusgrade, Inc., 2025 Replacement Initial	3M SOFR + 3.50%	03/03/2031	608,459	606,938
Project Alpha Intermediate Holding, Inc., 2024 Incremental	1M SOFR + 3.25%	10/28/2030	882,082	879,506
Project Boost Purchaser, LLC, Initial	3M SOFR + 3.00%	07/16/2031	2,991,416	2,972,241
Proofpoint, Inc., 2024 Refinancing	1M SOFR + 3.00%	08/31/2028	1,074,405	1,070,043
Quartz AcquireCo, LLC, Term B-2	3M SOFR + 2.25%	06/28/2030	1,974,937	1,960,125
RealPage, Inc., 2024-1 Incremental	3M SOFR + 3.75%	04/24/2028	1,027,300	1,026,160
RealPage, Inc., Initial	3M SOFR + 3.25%	04/24/2028	1,247,416	1,229,491
Skillsoft Finance II, Inc., Initial	1M SOFR + 5.25%	07/14/2028	348,726	299,140
Solarwinds Holdings, Inc., Initial	1M SOFR + 4.00%	03/12/2032	1,314,595	1,274,343
Tegra 118 Wealth Solutions, Inc., Initial	3M SOFR + 4.00%	02/18/2027	426,313	423,470
UKG, Inc., 2024 Refinancing	3M SOFR + 3.00%	02/10/2031	1,014,143	1,011,456
Upland Software, Inc., Initial	1M SOFR + 3.75%	08/06/2026	480,415	465,704
VS Buyer, LLC, 2024-1 Initial TL	1M SOFR + 2.75%	04/12/2031	1,226,752	1,225,218
WebMD Health Corp. and MH SUB I, LLC, 2023	1M SOFR + 4.25%	05/03/2028	1,033,330	977,148
Zodiac Purchaser, LLC, Term B	3M SOFR + 3.50%	02/14/2032	1,055,472	1,039,639
				38,121,542
Specialty Retail - 0.33%
Franchise Group, Inc., Initial(g)	6M SOFR + 4.75%	03/10/2026	441,682	179,764
Franchise Group, Inc., New TL	1M SOFR + 9.00%	05/06/2025	186,935	186,935
Franchise Group, Inc., Roll-Up TL	1M SOFR + 4.75%	05/06/2025	306,458	291,135
Franchise Group, Inc., Third Amendment(g)	6M SOFR + 4.75%	03/10/2026	242,055	98,517
Great Outdoors Group, LL, Term B-3	1M SOFR + 3.25%	01/23/2032	466,201	464,452
Needle Holdings LLC, Exchange TL(g)	3M SOFR + 9.50%	04/28/2028	568,905	136,537
Torrid LLC, Closing Date	3M SOFR + 5.50%	06/14/2028	170,887	157,558
				1,514,898
Textiles, Apparel & Luxury Goods - 0.62%
Champ Acquisition Corp., Initial	3M SOFR + 4.50%	11/25/2031	349,799	351,401
Elevate Textiles, Inc., First Out	3M SOFR + 8.50%	09/30/2027	241,388	244,405
Varsity Brands Holding Co, Inc., 2025 Replacement	3M SOFR + 3.50%	08/26/2031	2,328,294	2,278,096
				2,873,902
Transportation Infrastructure - 0.33%
WWEX UNI TopCo Holdings, LLC, Repriced Initial TL	3M SOFR + 4.00%	07/26/2028	1,523,790	1,503,310
Wireless Telecommunication Services - 1.18%
DIFL US Finance LLC, Initial	3M SOFR + 2.25%	05/25/2027	2,000,000	1,960,640
Sable Int'l Finance Ltd. and Coral-US-Co-Borrower LLC, Term B-7	1M SOFR + 3.25%	02/02/2032	1,753,617	1,712,792
Victra Holdings LLC., Fourth Amendment Incremental	3M SOFR + 4.25%	03/31/2029	1,791,450	1,783,622
				5,457,054
TOTAL SENIOR SECURED FIRST LIEN LOANS (Cost $375,077,863)				367,104,479

	Shares	Value
COMMON STOCKS - 0.06%(i)
Jo-Ann, Inc.	379,111	49,284
Carestream Health, Inc.	873	2,946
CEC Brands, LLC	10,454	142,869
Elevate Textiles, Inc.	20,088	88,729
Marine One Holdco, LLC	5,865	3,226
Permian Production Partners	18,995	190
TOTAL COMMON STOCKS
(Cost $122,585)		287,244

	Subscription Price	Expiration Date	Shares	Value
RIGHTS - 0.00%
Casa Systems, Inc.(e)(i)	$0.01	N/A	59,949	–
TOTAL RIGHTS (Cost $—)				–

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

	Shares	Value
WARRANTS - 0.00%
Technology Hardware, Storage & Peripherals-- 0.00%
Mavenir Private Holdings II Ltd.(e)(i)	68,287	$–
TOTAL WARRANTS (Cost $—)		–

	Shares	Value
MONEY MARKET FUNDS - 0.35%
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class, 4.24% (7-day yield)	1,632,197	1,632,197

TOTAL MONEY MARKET FUNDS
(Cost $1,632,197)		1,632,197

TOTAL INVESTMENTS - 164.10%
(Cost $827,227,799)		756,178,239

Liabilities in Excess of Other Assets - (0.42)%		(1,912,860)
Preferred Shares (Net of $3,273,410 Deferred Financing Costs) - (14.46)%		(66,626,590)
Leverage Facility (Net of $157,405 Deferred Leverage Costs) - (49.23)%		(226,842,595)
NET ASSETS - 100.00%		$460,796,194

All securities held as of March 31, 2025 are pledged as collateral for the Trust’s credit facility. See Note 6 of the Notes to Financial Statements.

(a)

All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of March 31, 2025, these securities had an aggregate value of $384,842,009 or 83.52% of net assets.

(b)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once per quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are as of March 31, 2025.

(d)

When-issued or delivery-delayed security. All or a portion of this position has not settled as of March 31, 2025. The interest rate shown represents the stated spread over the applicable reference rate floor; the Trust will not accrue interest until the settlement date, at which point the reference rate floor will be established. The total value of securities purchased on a when-issued or delivery-delayed basis was $299,667 as of March 31, 2025.

(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(f)	This investment has an unfunded commitment as of March 31, 2025.
(g)	Security is in default.
(h)	Investment has a fixed rate coupon, which is shown as of March 31, 2025.
(i)	Non-income producing security.

Investment Abbreviations:
AB – Aktiebolag (Swedish: Limited Liability Company)
BV – Besloten Vennootschap (Dutch: Private Limited Company)
GmbH – Gesellschaft mit beschränkter Haftung (German: Limited Liability Company)
LLC – Limited Liability Company
LP – Limited Partnership
PLC - Public Limited Company
SA - Société Anonyme (French: Public Limited Company) S.a.r.l. - Société Anonyme a Responsabilite Limitee (French: Limited Liability Company)
SOFR – Secured Overnight Financing Rate

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

SCHEDULE OF INVESTMENTS

March 31, 2025 (Continued) (Unaudited)

Reference Rates:
1M SOFR as of March 31, 2025 was 4.33%
3M SOFR as of March 31, 2025 was 4.35%
6M SOFR as of March 31, 2025 was 4.55%

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2025 (Unaudited)

ASSETS:
Investments, at value (Cost $827,227,799)	$756,178,239
Cash	7,616,473
Receivable for investment securities sold	18,263,476
Interest receivable	3,816,145
Prepaid offering costs, net (Note 5)	604,926
Prepaid expenses and other assets	114,640
Total Assets	786,593,899
LIABILITIES:
Leverage facility (Net of $157,405 deferred financing costs) (Note 6)	226,842,595
Preferred shares (Net of $3,273,410 deferred financing costs) (Note 6)	66,626,590
Payable for investment securities purchased	23,748,354
Distributions payable to common shareholders	5,829,437
Accrued investment advisory fees payable (Note 3)	1,132,532
Interest payable on preferred shares (Note 6)	780,716
Interest due on leverage facility (Note 6)	417,302
Accrued investor support services fees payable (Note 3)	133,239
Accrued fund accounting and administration fees payable	104,664
Accrued professional fees payable	69,807
Accrued printing fees payable	48,093
Accrued custodian fees payable	12,861
Trustees' fees and expenses payable	6,522
Other payables and accrued expenses	44,993
Total Liabilities	325,797,705
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$460,796,194

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid in capital	$547,835,314
Distributable earnings/(Accumulated loss)	(87,039,120)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$460,796,194

Common shares of beneficial interest outstanding, at $0.01 par value per share, and unlimited common shares authorized	75,706,975
Net Asset Value Applicable to Common Shareholders, per share	$6.09

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2025 (Unaudited)

INVESTMENT INCOME:
Interest and other income	$47,340,514
Total Investment Income	47,340,514
EXPENSES:
Interest expense and amortization of deferred leverage costs (Note 6)	6,701,912
Investment advisory fees (Note 3)	6,635,310
Distributions to preferred shares	2,532,631
Investor support services fees (Note 3)	780,625
Amortization of financing costs (Note 6)	427,793
Fund accounting and administration fees	421,754
Professional fees	192,577
Trustees' fees and expenses	163,012
Custodian fees	52,571
Printing expenses	37,366
Chief financial officer fees (Note 3)	30,146
Chief compliance officer fees (Note 3)	26,047
Excise tax (Note 9)	20,911
Transfer agent fees	14,690
Other expenses	276,077
Total Expenses	18,313,422
NET INVESTMENT INCOME	29,027,092

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(7,296,414)
Total net realized loss	(7,296,414)
Net change in unrealized appreciation/depreciation on:
Investment securities	(26,773,274)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(34,069,688)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(5,042,596)

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

Applicable to Common Shareholders

	Six Months Ended March 31, 2025 (Unaudited)	Year Ended September 30, 2024
OPERATIONS:
Net investment income	$29,027,092	$54,167,238
Net realized loss	(7,296,414)	(1,648,587)
Net change in unrealized appreciation/depreciation	(26,773,274)	(3,654,532)
Net increase/(decrease) in net assets applicable to common shareholders from operations	(5,042,596)	48,864,119

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(35,328,020)	(42,919,939)
Tax return of capital	–	(14,147,569)
Total distributions to common shareholders	(35,328,020)	(57,067,508)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of common shares (net of deferred leverage and offering costs of $1,876,953 and $1,799,077)	41,066,698	160,958,037
Net asset value of common shares issued to shareholders from reinvestment of dividends	3,177,788	5,887,268
Net increase in net assets applicable to common shareholders from capital share transactions	44,244,486	166,845,305
Net increase in net assets applicable to common shareholders	3,873,870	158,641,916

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	456,922,324	298,280,408
End of period	$460,796,194	$456,922,324

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2025 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to common shareholders from operations	$(5,042,596)
Adjustments to reconcile net decrease in net assets applicable to common shareholders from operations to net cash used in operating activities:
Purchase of investment securities	(364,266,404)
Proceeds from sale of investment securities	310,656,260
Discounts accreted/premiums amortized	11,939,217
Net realized loss on investment securities	7,296,414
Net change in unrealized appreciation/depreciation on investment securities	26,773,274
Net sales of short-term investment securities	22,454,267
Payment-in-kind interest	(151,340)
Amortization of deferred financing costs	464,528
(Increase)/Decrease in assets:
Receivable for investment securities sold	(1,608,592)
Interest receivable	649,864
Prepaid offering costs	(127,373)
Prepaid expenses and other assets	(27,416)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	(25,687,864)
Interest due on leverage facility	(720,981)
Interest payable on preferred shares	(181,401)
Accrued investment advisory fees payable	104,704
Accrued fund accounting and administration fees payable	3,706
Accrued professional fees payable	(150,184)
Accrued investor support services payable	12,318
Accrued printing fees payable	32,966
Accrued custodian fees payable	(9,781)
Accrued transfer agent fees payable	(4,995)
Accrued trustee's fees and expenses payable	6,522
Other payables and accrued expenses	(7,944)
Net Cash Used in Operating Activities	(17,592,831)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	294,000,000
Payments on leverage facility	(271,050,000)
Proceeds from offering of preferred shares	13,950,000
Proceeds from shares sold - common shares	11,080,712
Distributions paid - common shareholders	(32,164,919)
Offering costs paid	1,497,916
Net Cash Provided by Financing Activities	17,313,709

Net decrease in cash	(279,122)
Cash, beginning balance	7,895,595
Cash, ending balance	$7,616,473

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on leverage facility	$7,380,491
Reinvestment of distributions	3,177,788
Conversion of preferred shares to common shares (net of deferred leverage costs)	30,308,956

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Throughout the Periods Presented

	For the Six Months Ended March 31, 2025 (Unaudited)			For the Year Ended September 30, 2024			For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021			For the Year Ended September 30, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value Per Common Share - Beginning of Period		$6.63			$6.67		$6.39		$8.19			$6.56			$8.22

INCOME FROM OPERATIONS:
Net investment income(a)		0.39			0.97		0.92		0.82			0.76			0.72
Net realized and unrealized gain/(loss) on investments		(0.42)			0.04		0.30		(1.91)			1.41			(1.58)
Total Income/(Loss) from Operations		(0.03)			1.01		1.22		(1.09)			2.17			(0.86)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:(b)
Net investment income		(0.48)			(0.78)		(0.94)		(0.84)			(0.34)			(0.57)
Tax return of capital		–			(0.24)		–		(0.04)			(0.54)			(0.23)
Total Distributions to Common Shareholders		(0.48)			(1.02)		(0.94)		(0.88)			(0.88)			(0.80)

CAPITAL SHARE TRANSACTIONS:
Impact of capital share transactions(a)		(0.03)			(0.03)		0.00	(c)	0.17			0.34			0.00 (c)
Total Capital Share Transactions		(0.03)			(0.03)		0.00	(c)	0.17			0.34			0.00 (c)
Net Asset Value Per Common Share - End of Period		$6.09			$6.63		$6.67		$6.39			$8.19			$6.56
Market Value Per Common Share - End of Period		$5.91			$6.82		$6.95		$5.94			$8.58			$5.99

Total Investment Return per Common Share - Net Asset Value(d)		(1.62%)			15.27%		20.48%		(12.63%)			39.14%			(9.54%)
Total Investment Return per Common Share - Market Price(d)		(6.77%)			13.80%		35.05%		(22.47%)			59.63%			(24.14%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, attributable to common shares, end of period (000s)		$460,796			$456,922		$298,280		$226,801			$218,564			$84,989
Ratio of expenses to average net assets		7.57	%(e)		8.33%		8.49%		6.29%			5.28%			5.71%
Ratio of expenses excluding interest expense and distributions to preferred shares to average net assets(f)		3.75	%(e)(g)		3.91	%(g)(h)	4.15	%(i)	3.94	%(i)		3.94	%(j)		4.51%
Ratio of net investment income to average net assets		12.00	%(e)		14.29%		14.30%		10.81%			9.82%			10.93%
Portfolio turnover rate		79%			50%		29%		29%			34%			60%

6.50% SERIES 2026 PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)		$39,900			$39,900		$39,900		$39,900			$40,258		$	N/A
Total shares outstanding (000s)		1,596			1,596		1,596		1,596			1,596			N/A
Asset coverage per $1,000 of preferred shares(k)		759			638		146		139			162			N/A
Liquidation preference per share		$25			$25		$25		$25			$25		$	N/A

6.00% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$	N/A		$	N/A		$20,000		$10,000		$	N/A		$	N/A
Total shares outstanding (000s)		N/A			N/A		800		400			N/A			N/A
Asset coverage per $1,000 of preferred shares(k)		N/A			N/A		146		139			N/A			N/A
Liquidation preference per share	$	N/A		$	N/A		$25		$25		$	N/A		$	N/A

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

FINANCIAL HIGHLIGHTS

For a Share Outstanding Common Stock Throughout the Periods Presented (Continued)

	For the Six Months Ended March 31, 2025 (Unaudited)		For the Year Ended September 30, 2024	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022			For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
6.95% SERIES 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)	$	N/A	$15,000	$	N/A	$	N/A		$	N/A	$	N/A
Total shares outstanding (000s)		N/A	600		N/A		N/A			N/A		N/A
Asset coverage per $1,000 of preferred shares(k)		N/A	638		N/A		N/A			N/A		N/A
Liquidation preference per share	$	N/A	$25	$	N/A	$	N/A		$	N/A	$	N/A

6.95% SERIES II 2029 CONVERTIBLE PREFERRED SHARES
Liquidation value, end of period, including dividends payable on preferred shares (000s)		$30,000	$30,000	$	N/A	$	N/A		$	N/A	$	N/A
Total shares outstanding (000s)		1,200	1,200		N/A		N/A			N/A		N/A
Asset coverage per $1,000 of preferred shares(k)		759	638		N/A		N/A			N/A		N/A
Liquidation preference per share		$25	$25	$	N/A	$	N/A	$		N/A	$	N/A

LEVERAGE FACILITY
Aggregate principal amount, end of period of leverage facility payable (000s)		$227,000	$204,050		$150,350		$113,150			$98,150		$35,650
Asset Coverage Per $1,000 of leverage facility(l)		3,030	3,239		2,984		3,445			3,227		3,384

(a)	Calculated using average common shares outstanding.
(b)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(c)	Less than $0.005 or greater than $(0.005) per share.
(d)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(e)	Annualized.
(f)	Includes amortization of deferred leverage costs incurred obtaining leverage facility.
(g)	The Trust issued 6.95% Series II 2029 Convertible Preferred Shares on June 13, 2024, July 31, 2024, September 20, 2024, October 1, 2024, and October 10, 2024.
(h)	The Trust issued 6.95% Series 2029 Convertible Preferred Shares on February 14, 2024, February 28, 2024, and April 4, 2024.
(i)	The Trust issued 6.00% Series 2029 Convertible Preferred Shares on June 30, 2022, May 11, 2023 and August 4, 2023.
(j)	The Trust issued Series 2026 Term Preferred Shares on March 29, 2021 and September 8, 2021.
(k)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust's total assets, less all liabilities and indebtedness not represented by the Trust's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).
(l)	Calculated by subtracting the Trust's total liabilities (excluding the liquidation value of the Preferred Shares, including dividends payable on the Preferred Shares, and the principal amount of the Leverage Facility) from the Trust's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Unaudited)

NOTE 1 - ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates – The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2025.

Expense Recognition – Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value – The calculation of net asset value ("NAV") per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash – The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of March 31, 2025.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Preferred Shares – Distributions to holders of the Trust’s 6.50% Series 2026 Term Preferred Shares and 6.95% Series 2029 Convertible Preferred Shares (collectively, "Preferred Shares") are accrued on a daily basis as described in Note 6 and are treated as an expense as required by U.S. GAAP. For tax purposes, the payments made to the holders of the Trust's Preferred Shares are treated as dividends or distributions. The character of distributions to the holders of the Trust’s Preferred Shares made during the year may differ from their ultimate characterization for federal income tax purposes.

Adopted Accounting Standards – In this reporting period, the Trust adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires a public entity to make enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). The Trust’s Secretary and Chief Legal Officer acts as the CODM. Adoption of the new standard impacted financial statement disclosures only and did not affect the Trust’s financial position or the results of its operations. The Trust represents a single operating segment, as the CODM monitors the operating results of the Trust as a whole and the Trust’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Trust’s portfolio managers as a team. The financial information in the form of the Trust’s portfolio composition, total returns, expense ratios and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Trust’s comparative benchmarks and to make resource allocation decisions for the Trust’s single segment, is consistent with that presented within the Trust’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the accompanying Statement of Operations.

Fair Value Measurements – The Trust records investments at fair value. The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Trust (the “Board of Trustees”). Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has designated XA Investments LLC (“XAI” or the “Adviser”), as the “valuation designee” for the Trust pursuant to Rule 2a-5 under the Investment Company Act. The valuation designee is responsible for making fair value determinations pursuant to Valuation Policies and Procedures adopted by XAI and the Trust (the “Valuation Policy”). A committee of voting members comprised of senior personnel of XAI considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Trust in accordance with the Valuation Policy (the “Pricing Committee”). XAI as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Pricing Committee may consult with and receive input from third parties, such as the Sub-Adviser, and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Pricing Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Trust may use non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. As such, they may be considered Level 3 in the fair value hierarchy, absent additional information. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors, as set forth in the Valuation Policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Information that becomes known after the Trust’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined NAV.

The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2025:

Investments in Securities at Value(a)	Level 1 - Quoted |Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Collateralized Loan Obligations Debt	$–	$81,530,783	$–		$81,530,783
Collateralized Loan Obligations Equity	–	295,800,564	287,701		296,088,265
Corporate Bonds	–	7,222,961	–		7,222,961
Secured Second Lien Loans	–	2,312,310	–		2,312,310
Senior Secured First Lien Loans	–	367,104,479	–		367,104,479
Common Stocks	–	287,244	–		287,244
Rights	–	–	–	(b)	–
Warrants	–	–	–	(b)	–
Money Market Funds	1,632,197	–	–		1,632,197
Total	$1,632,197	$754,258,341	$287,701		$756,178,239

(a)	For detailed descriptions and other security classifications, see the accompanying Schedule of Investments.
(b)	Includes $0 fair valued investments.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

CLO Equity
Balance as of September 30, 2024	$882,495
Accrued Discount/Premium Including Return of Capital(a)	(1,174)
Realized Gain/(Loss)	101,300
Change in Unrealized Appreciation/Depreciation	(72,123)
Purchases	–
Sales Proceeds	(101,300)
Transfer Into Level 3	–
Transfer Out of Level 3	(521,497)
Balance as of March 31, 2025	$287,701
Net change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments held at March 31, 2025	$2,061

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the period ended March 31, 2025.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board of Trustees. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of March 31, 2025	Valuation Methodologies	Unobservable Input	Range/Weighted Average(a)
CLO Equity	$287,701	Market Approach	NBIB(b)	$0.28-$1.54/$0.96

(a)	Weighted averages are calculated based on the value of investments on March 31, 2025.
(b)	The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity (subordinated securities), which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to NBIB prices provided by an independent pricing service or broker, the Pricing Committee also may consider a variety of relevant factors as set forth in the Valuation Policy, including input from relevant third-parties, recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

NOTE 3 - INVESTMENT ADVISORY AND OTHER AGREEMENTS

XAI serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub-advisory fee out of the advisory fee received by the Adviser.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2025, the Trust incurred $6,635,310 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee
First $500 million	60%
Over $500 million	50%

As of March 31, 2025, there were two Eligible Funds, including the Trust, and the sub-advisory fee equals 60% for the first $500 million of daily managed assets and 50% of the remaining managed assets above $500 million of the advisory fee payable to the Adviser. The Sub-Adviser’s fees are paid by the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub-Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the six months ended March 31, 2025, the Trust incurred $114,068 in reimbursements made to the Sub-Adviser. These costs are included in other expenses in the Statement of Operations.

The Trust does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the Adviser.

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets. For the six months ended March 31, 2025, the Trust incurred $780,625 in investor support services. A Trustee who is an "interested person," as defined in the 1940 Act, of the Trust and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

Paralel Technologies LLC (“PRT”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services. Administrative and accounting fees paid by the Trust for the six months ended March 31, 2025 are disclosed in the Statement of Operations.

Employees of PINE Advisors LLC (“PINE”) serve as the Trust’s chief compliance officer and principal financial officer. PINE provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. PINE receives an annual base fee for the services provided to the Trust and is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the six months ended March 31, 2025 are disclosed in the Statement of Operations.

Equiniti Trust Company LLC serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian, under which the Custodian holds the Fund’s assets in compliance with the 1940 Act. Transfer agent and custodian fees paid by the Trust for the six months ended March 31, 2025, are disclosed in the Statement of Operations.

NOTE 4 - DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to holders of common shares (“Common Shareholders”) through periodic distributions. The Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust intends to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

The 6.50% Series 2026 Term Preferred Shares and 6.95% Series II 2029 Convertible Preferred Shares pay, and prior to their conversion, the 6.95% series 2029 Convertible Preferred Shares paid, a quarterly dividend at a fixed annual rate of 6.50%, 6.95% and 6.95% respectively, of the Liquidation Preference, or $1.625, $1.7375 and $1.7375 respectively, per share per year, which is referred to as the “Fixed Dividend Rate.” The Fixed Dividend Rate is subject to adjustment under certain circumstances.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

For the six months ended March 31, 2025, the Trust declared the following distributions or dividends totaling $0.478 per common share or $35,328,020 in the aggregate:

Payment Date	Record Date	Distribution per Common Share
November 1, 2024	October 15, 2024	$0.085
December 2, 2024	November 15, 2024	$0.085
December 30, 2024	December 16, 2024	$0.077
February 3, 2025	January 16, 2025	$0.077
March 3, 2025	February 18, 2025	$0.077
April 1, 2025	March 17, 2025	$0.077

For the six months ended March 31, 2025, the Trust declared the following distributions or dividends totaling $1,296,750 per 6.50% Series 2026 Term Preferred Share and $1,108,200 per 6.95% Series II Convertible Preferred Share or $0.8125 and $0.7122 respectively, in the aggregate:

Payment Date	Record Date	Dividend per 6.50% Series 2026 Term Preferred Share	Dividend per 6.95% Series II 2029 Convertible Preferred Share
October 31, 2024	October 15, 2024	$0.40625	$0.27780
January 31, 2025	January 15, 2025	$0.40625	$0.43440

The Trust expects that distributions paid on the common shares will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). All or a portion of a distribution may be a return of capital, which is determined on a tax basis.

The Trust’s net investment income and capital gain can vary significantly over time, however, the Trust seeks to maintain more stable monthly common share distributions over time. To permit the Trust to maintain more stable monthly common share distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

The Trust’s investments in CLOs may be subject to complex tax rules and the calculation of taxable income attributed to an investment in CLO equity (subordinated securities) can be dramatically different from the calculation of income for financial reporting purposes under U.S. GAAP, and, as a result, there may be significant differences between the Trust’s U.S. GAAP income and its taxable income. The Trust’s final taxable income for the current fiscal year will not be known until the Trust’s tax returns are filed.

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. Future distributions will be made if and when declared by the Trust’s Board of Trustees, based on a consideration of number of factors, including the Trust’s continued compliance with terms and financial covenants of its senior securities, the Trust’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or the applicable terms or financial covenants of the Trust’s senior securities or to ensure that the Trust remains solvent and able to pay its debts as they become due and continue as a going concern.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

Cumulative cash dividends or distributions on each 6.50% Series 2026 Term Preferred Share and 6.95% Series II 2029 Convertible Preferred Share are payable quarterly, when, as and if declared, or under authority granted, by the Board of Trustees out of funds legally available for such payment and in preference to dividends and distributions on Common Shares. If the Trust is unable to distribute the full dividend amount due in a dividend period on the Trust’s Preferred Shares, the dividends will be distributed on a pro rata basis among the preferred shareholders. The Trust pays dividends on the Preferred Shares every January 31, April 30, July 31 and October 31 and such dividends are recognized as an expense on the Statement of Operations.

NOTE 5 - CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share.

The tables below provide information of the Trust's outstanding common shares of beneficial interest, par value of $0.01 per share ("Common Shares"), the Trust’s 6.50% Series 2026 Term Preferred Shares, par value of $0.01 per share, the Trust’s 6.95% Series 2029 Convertible Preferred Shares, par value of $0.01 per share and the Trust’s 6.95% Series II 2029 Convertible Preferred Shares, par value of $0.01 per share.

	Six Months Ended March 31, 2025	Year Ended September 30, 2024
Common shares outstanding - beginning of period	68,869,903	44,743,182
Common Shares issued in connection with the at-the-market offering	1,848,836	14,671,183
Common Shares issued in connection with a registered direct placement	2,291,871	3,546,854
Common Shares issued in connection with conversion from 6.00% Series 2029 Convertible Preferred Shares	–	2,876,677
Common Shares issued in connection with conversion from 6.95% Series 2029 Convertible Preferred Shares	2,218,785	2,172,264
Common shares issued as reinvestment of dividends	477,580	859,743
Common shares outstanding - end of period	75,706,975	68,869,903

	6.50% Series 2026 Term Preferred Shares
	Six Months Ended March 31, 2025	Year Ended September 30, 2024
Preferred Shares outstanding - beginning of period	1,596,000	1,596,000
Preferred Shares converted	-	-
Preferred Shared issued in a privately negotiated direct purchase agreement	-	-
Preferred Shares outstanding - end of period	1,596,000	1,596,000

	6.95% Series 2029 Convertible Preferred Shares
	Six Months Ended March 31, 2025	Year Ended September 30, 2024
Preferred Shares outstanding - beginning of period	600,000	-
Preferred Shares converted	(600,000)	(600,000)
Preferred Shared issued in a privately negotiated direct purchase agreement	-	1,200,000
Preferred Shares outstanding - end of period	-	600,000

	6.95% Series II 2029 Convertible Preferred Shares
	Six Months Ended March 31, 2025	Year Ended September 30, 2024
Preferred Shares outstanding - beginning of period	1,200,000	-
Preferred Shares converted	(600,000)	-
Preferred Shared issued in a privately negotiated direct purchase agreement	600,000	1,200,000
Preferred Shares outstanding - end of period	1,200,000	1,200,000

The Board of Trustees is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

On February 10, 2022, the Trust entered into a Distribution Agreement with the Foreside Fund Services, LLC (the “Foreside Agreement”), which superseded all prior agreements and any amendments thereto. Under the Foreside Agreement, the Trust offered and sold 18,300,000 Common Shares through the Distributor, in transactions that were deemed to be “at-the- market” as defined in Rule 415 under the Securities Act of 1933. The Foreside Agreement expired on June 3, 2024.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

On June 4, 2024, the Trust entered into a Distribution Agreement with Paralel Distributors, LLC (the “Distributor”), pursuant to which the Trust may offer and sell up to 15,000,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor. The Trust’s at-the-market program, under the Foreside Agreement and the Distribution Agreement, resulted in shares issued and proceeds generated as follows:

	Six Months Ended March 31, 2025	Year Ended September 30, 2024
Common Shares Issued	1,848,836	14,671,183
Net Proceeds	$42,943,651	$102,639,781

On November 6, 2023, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,200,000 6.95% Series 2029 Convertible Preferred Shares at a price $23.25 per share. On February 14, 2024, February 28, 2024 and April 4, 2024, the Trust issued and sold to the purchasers 400,000, 400,000 and 400,000 6.95% Series 2029 Convertible Preferred Shares, respectively, for total gross proceeds (before deduction of offering expenses) of $27,900,000.

On February 1, 2024, the Trust entered into a direct purchase agreement between the Trust and purchasers listed therein to sell in a privately negotiated transaction, 3,546,854 common shares of the Trust at a price of $7.0485 per shares, for total gross proceeds of $25,000,000.

On June 10, 2024, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction up to 1,800,000 6.95% Series II 2029 Convertible Preferred Shares at a price of $23.25 per share. On June 13, 2024, July 31, 2024, September 20, 2024, October 1, 2024 and October 10, 2024, the Trust issued and sold to the purchasers 400,000, 400,000, 400,000, 400,000 and 400,000 6.95% Series II 2029 Convertible Preferred Shares, respectively, for total gross proceeds (before deduction of offering expenses) of $41,850,000.

The Trust paid $21,027 in offering costs during the period ended March 31, 2025 relating to the at-the-market program, the direct purchase agreement and the direct placement agreement offering costs are charged to paid-in capital upon the issuance of shares. For the six months ended March 31, 2025, the Trust deducted $1,862,763 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of March 31, 2025 reflect $604,926 of deferred offering costs outstanding.

NOTE 6 - LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% and the preferred asset coverage shall not be less than 200%).

Credit Facility

The Trust entered into a Credit Agreement dated October 6, 2017 as amended from time to time (the “Prior Credit Agreement”) with Société Générale that established a revolving credit facility (the “Former Facility”). The Former Facility’s maturity date was March 21, 2025. Under the Prior Credit Agreement, the Trust paid interest on amounts borrowed based on daily compounded secured overnight financing rate (“SOFR”) plus 1.525%. No violations of the Prior Credit Agreement occurred during the six months ended March 31, 2025.

Concurrent with expiration of the Prior Credit Agreement, the Trust entered into a Credit Agreement dated March 21, 2025 as amended from time to time (the “Credit Agreement”) with BNP Paribas SA (the “Bank”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $250,000,000. The Facility’s maturity date is March 21, 2033, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on daily compounded secured overnight financing rate (“SOFR”) plus 1.48%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratios with respect to its Indebtedness and Preferred Shares as required by the 1940 Act, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company. If the Trust fails to meet such coverage tests and financial covenants, its ability to declare and pay distributions on common and preferred shares may be restricted. No violations of the credit agreement occurred during the six months ended March 31, 2025.

Interest charged to the Trust during the year is presented on the Statement of Operations under Interest expense and amortization of deferred leverage costs.

For the six months ended March 31, 2025, the average amount borrowed under the Prior Credit Agreement and Credit Agreement and the average interest rate for the amount borrowed was $218,651,374 and 6.04%, respectively. As of March 31, 2025, the amount of such outstanding borrowings was $237,000,000. The interest rate applicable to the borrowings at period end was 5.73%. All securities held as of March 31, 2025 are pledged as collateral for the Facility. The maximum amount borrowed during the period ended was $246,050,000.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

6.50% Series 2026 Term Preferred Shares

On March 29, 2021, the Trust issued 1,040,000 shares of 6.50% Series 2026 Term Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). On April 3, 2021, the underwriters partially exercised an overallotment option to purchase 156,000 6.50% Series 2026 Term Preferred Shares. On September 9, 2021, the Trust issued an additional 400,000 shares of the 6.50% Series 2026 Term Preferred Shares. The 6.50% Series 2026 Term Preferred Shares are listed under the trading symbol XFLTPRA on the NYSE. The 6.50% Series 2026 Term Preferred Shares are entitled to a dividend at a rate of 6.50% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The 6.50% Series 2026 Term Preferred Shares became redeemable at the Trust’s option at the close of business on March 31, 2023, and are subject to mandatory redemption by the Trust in certain circumstances. On or after September 30, 2026, the Trust may redeem in whole, or from time to time in part, outstanding 6.50% Series 2026 Term Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.50% Series 2026 Term Preferred Shares of $1,285,375 are deferred and amortized over the period the 6.50% Series 2026 Term Preferred Shares are outstanding.

6.95% Series 2029 Convertible Preferred Shares

On February 14, 2024, February 28, 2024, and April 4, 2024, the Trust issued 400,000, 400,000 and 400,000 6.95% Series 2029 Convertible Preferred Shares with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.95% Series 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.95% per year, paid quarterly, based on the $25.00 liquidation preference, before the payment of dividends to the holders of common shares. The 6.95% Series 2029 Convertible Preferred Shares were generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding 6.95% Series 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.95% Series 2029 Convertible Preferred Shares of $1,400,000 are deferred and amortized over the period the 6.95% Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the 6.95% Series 2029 Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the date of issuance into Common Shares of the Trust in an amount equal to the liquidation preference of the 6.95% Series 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion, or (ii) the Trust’s most recently determined NAV per Common Share immediately prior to the date of conversion. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled 6.95% Series 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.95% of the liquidation preference until the date the Trust fulfills its conversion obligation. As of March 31, 2025, all shares have been converted into Common Shares of the Trust and the unamortized deferred leverage costs were deducted from paid in capital.

6.95% Series II 2029 Convertible Preferred Shares

On June 13, 2024 July 31, 2024, September 20, 2024, October 1, 2024, and October 10, 2024, the Trust issued 400,000, 400,000, 400,000, 400,000, and 200,000 6.95% Series II 2029 Convertible Preferred Shares, respectively, with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The 6.95% Series II 2029 Convertible Preferred Shares are entitled to a dividend at a rate of 6.95% per year, paid quarterly, based on the $25.00 liquidation preference, before the payment of dividends to the holders of common shares. The 6.95% Series II 2029 Convertible Preferred Shares were generally not redeemable at the Trust’s option prior to the close of business on June 30, 2024, and are subject to mandatory redemption by the Trust in certain circumstances. On or after June 30, 2029, the Trust may redeem in whole, or from time to time in part, outstanding 6.95% Series II 2029 Convertible Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the 6.95% Series II 2029 Convertible Preferred Shares of $3,150,000 are deferred and amortized over the period the 6.95% Series 2029 Convertible Preferred Shares are outstanding.

Shareholders of the 6.95% Series II 2029 Convertible Preferred Shares may opt to convert the shares at any time on or after the date six months after the date of issuance into Common Shares of the Trust in an amount equal to the liquidation preference of the 6.95% Series II 2029 Convertible Preferred Share plus an amount equal to all accumulated but unpaid dividends and distributions on the share, divided by the Conversion Price. The “Conversion Price” is the greater of (i) the market price per Common Share of the Trust, represented by the five-day volume-weighted average price (“VWAP”) per Common Share ending on the trading day immediately preceding the date of conversion, or (ii) the Trust’s most recently determined NAV per Common Share immediately prior to the date of conversion. If the Trust fails to fulfill its obligations to deliver Common Shares upon conversion, the quarterly dividend rate payable on the unfulfilled 6.95% Series II 2029 Convertible Preferred Shares will increase to a fixed annual rate of 8.95% of the liquidation preference until the date the Trust fulfills its conversion obligation. As of March 31, 2025, 600,000 shares have been converted into Common Shares of the Trust.

NOTE 7 - PORTFOLIO INFORMATION

Purchase and Sale of Securities – For the six months ended March 31, 2025, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$360,997,512
Proceeds from Investments Sold	309,369,259

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

NOTE 8 - UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. At March 31, 2025, the Trust had unfunded commitments with the following securities:

Aramsco Parent, Inc., Initial Delayed Draw Term Commitment	$36,374
AmSpec Parent, LLC, Delayed Draw	98,087
Citrin Cooperman Advisors LLC, Delayed Draw	44,112
Clydesdale Acquisition Holdings, Inc., 2025 Incremental Delayed Draw Term B	19,589
DG Investment Intermediate Holdings 2, Inc., 2024-1 Incremental Delayed Draw	359,076
Franchise Group, Inc., Unfunded TL	65,803
Groundworks, LLC, Delayed Draw	231,586
Hanger, Inc., Delayed Draw	85,831
Janney Montgomery Scott, Delayed Draw	190,179
Kaman Corp., Delayed Draw	231,087
Raven Acquisition Holdings, LLC, 2024 Delayed Draw	184,675
Signia Aerospace, Delayed Draw	249,327
USALCO, LLC, Delayed Draw	88,654
$1,884,380

At the time the Trust entered into each unfunded commitment, the Trust reasonably believed it would have sufficient cash and cash equivalents to meet its obligations with respect to such unfunded commitment.

NOTE 9 - TAXES

Classification of Distributions – Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust.

The tax character of distributions paid by the Trust during the year ended September 30, 2024, was as follows:

Distributions Paid From:
Ordinary Income - Common Shareholders	$40,822,968
Ordinary Income - Preferred Shareholders	4,303,535
Return of Capital	14,147,569
Total	$59,274,072

Tax Basis of Investments – Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2025, was as follows:

Cost of investments for income tax purposes	$796,655,273
Gross appreciation (excess of value over tax cost)	34,487,742
Gross depreciation (excess of tax cost over value)	(74,964,776)
Net unrealized appreciation/(depreciation)	$(40,477,034)

Federal Income Tax Status – For federal income tax purposes, the Trust currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended March 31, 2025, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Trust may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Trust determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Trust accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

XAI Octagon Floating Rate & Alternative Income Trust

NOTES TO FINANCIAL STATEMENTS

March 31, 2025 (Continued) (Unaudited)

NOTE 10 - PREFERRED STOCK AND SENIOR SECURITIES

The following table sets forth information about the Trust’s outstanding senior securities as of the end of each fiscal year since its inception:

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Aggregate Liquidation Preference	Liquidation Preference Per Share	Asset Coverage (a)(b)
March 31, 2025	Borrowings	$227,000,000	$–	$–	3,030
—	Preferred Shares	69,900,000	–	–	759
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
	6.95% Series II 2029 Convertible Preferred Shares		30,000,000	25.00
September 30, 2024	Borrowings	204,050,000	–	–	3,248
—	Preferred Shares	84,900,000	–	–	200
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.95% Series 2029 Convertible Preferred Shares		15,000,000	25.00
	6.95% Series II 2029 Convertible Preferred Shares		30,000,000	25.00
September 30, 2023	Borrowings	150,350,000	–	–	2,984
—	Preferred Shares	59,900,000	–	–	147
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.00% Series 2029 Convertible Preferred Shares		20,000,000	25.00
September 30, 2022	Borrowings	113,150,000	–	–	3,004
—	Preferred Shares	49,900,000	–	–	139
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
—	6.00% Series 2029 Convertible Preferred Shares		10,000,000	25.00
September 30, 2021	Borrowings	98,150,000	–	–	3,227
	Preferred Shares	39,900,000	–	–	162
—	6.50% Series 2026 Term Preferred Shares		39,900,000	25.00
September 30, 2020	Borrowings	35,650,000	–	–	3,384
September 30, 2019	Borrowings	38,965,000	–	–	3,020
September 30, 2018	Borrowings	38,865,000	–	–	3,041

(a)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Trust’s total liabilities and indebtedness not represented by senior securities from the Trust’s total assets, dividing the result by the aggregate amount of the Trust’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.

(b)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust’s total assets, less all liabilities and indebtedness not represented by the Trust’s senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).

NOTE 11 - SUBSEQUENT EVENTS

On March 3, 2025, the Trust declared a distribution of $0.077 per Common Share, which was paid on April 1, 2025 to Common Shareholders of record on March 17, 2025.

On April 1, 2025, the Trust declared a distribution of $0.077 per Common Share, which was paid on May 1, 2025 to Common Shareholders of record on April 15, 2025. The Trust declared a quarterly dividend of $0.40625 per 6.50% Series 2026 Term Preferred Share and $0.4344 per Series II 2029 Convertible Preferred Share, which were paid on April 30, 2025 to preferred shareholders of record on April 15, 2025.

On May 1, 2025, the Trust declared a distribution of $0.077 per Common Share, payable on June 2, 2025 to Common Shareholders of record on May 15, 2025.

XAI Octagon Floating Rate & Alternative Income Trust

DIVIDEND REINVESTMENT PLAN

March 31, 2024 (Unaudited)

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Equiniti Trust Company, LLC, which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiniti Trust Company, LLC, as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Equiniti Trust Company, LLC in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds NAV at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the NAV of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net NAV. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, at XAI Octagon Floating Rate & Alternative Income Trust, c/o Equiniti Trust Company, LLC 6201 15th Ave., Brooklyn, New York 11219.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION

March 31, 2025 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DELAWARE STATUTORY TRUST ACT – CONTROL SHARE ACQUISITIONS

Because the Trust is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Trust, upon its effective date of August 1, 2022 (the “Effective Date”).

The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. These thresholds are:

•	10% or more, but less than 15% of all voting power;
•	15% or more, but less than 20% of all voting power;
•	20% or more, but less than 25% of all voting power;
•	25% or more, but less than 30% of all voting power;
•	30% or more, but less than a majority of all voting power; or
•	A majority of all voting power.

Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Trust shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.

Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Trust with by the Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Trust. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Trust’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level.

The Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Alternatively, the Board of Trustees is permitted, but not obligated, to exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively. As of the date hereof, the Board of Trustees of the Trust has not exempted, and has no present intention to exempt, any acquisition of class of acquisitions.

The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.

The Control Share Statute requires shareholders to disclose to the Trust any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.

Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share by-laws adopted by certain closed-end funds and the opting in by certain closed-end funds to state control share statutes violated the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries. The Board of Trustees has considered the Control Share Statute and the uncertainty around the general application under the 1940 Act of the state control share statutes and enforcement of state control share statues. The Board of Trustees intends to continue to monitor developments relating to the Control Share Statute and the state control share statutes generally.

The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Trust and any subsequent acquisitions of shares.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

XAI Octagon Floating Rate & Alternative Income Trust

ADDITIONAL INFORMATION

March 31, 2025 (Continued) (Unaudited)

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN, ADMINISTRATOR AND PINE ADVISORS

Equiniti Trust Company, LLC, 6201 15th Ave., Brooklyn, New York 11219, serves as the Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Trust’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian. Under the custody agreement, the custodian is required to hold the Trust’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

Paralel Technologies LLC (“Paralel”) serves as the administrator of the Trust. Pursuant to an administration and fund accounting agreement, the administrator provides certain administrative services to the Trust. The Trust pays to Paralel a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Trust’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses Paralel for certain out-of- pocket expenses. Paralel is located at 1700 Broadway, Suite 1850, Denver, Colorado 80290.

The Trust has entered into a Services Agreement (the “Services Agreement”) with PINE Advisors LLC (“PINE”), pursuant to which PINE provides Chief Financial Officer and Chief Compliance Officer services to the Trust, and qualified employees of PINE serve as Chief Financial Officer and Treasurer of the Trust and Chief Compliance Officer of the Trust. Notwithstanding the Services Agreement, the designations of the Chief Financial Officer and Treasurer of the Trust and the Chief Compliance Officer of the Trust must be approved by the Board of Trustees, including, in the case of the Chief Compliance Officer, a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. Pursuant to the Services Agreement, the Trust pays PINE an annual fee, payable monthly, and reimburses certain out-of-pocket expenses. PINE’s principal business address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Trust’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

UNRESOLVED SEC STAFF COMMENTS

None.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	As of January 1, 2025, Andrew Gordon is no longer a Portfolio Manager of the Registrant.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	None.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 6, 2025	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	June 6, 2025	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	June 6, 2025	Treasurer and Chief Financial Officer
(Principal Financial Officer)